UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)       A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

Class A Shares - FSMMX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Class A Shares of the FS Multi-Strategy Alternatives Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://www.futurestandard.com/investments/fs-multi-strategy-alternatives-fund/class-a. You can also request this information by contacting us at 877-924-4766.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FS Multi-Strategy Alternatives Fund, Class A Shares	$232	2.27%

How did the Fund perform in the last year?

For the fiscal year ended December 31, 2025, the FS Multi-Strategy Alternatives Fund returned 4.06% (Class A). The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the primary benchmark for the Fund, returned 4.18% during this time.

Consistent with history, the Hedge Fund Managers and Direct Strategies were complementary as the managers drove the bulk of positive return contribution, typical during risk on markets, and the Direct Strategies were flat on the year.

Our Long/Short Credit and Structured Credit managers delivered a modest positive carry and generated alpha by trading around sectors based on fundamental and technical relative value. Our Merger Arbitrage manager benefitted from a favorable regulatory environment that increased deal activity, despite risk arbitrage spreads being at historically average levels. Meanwhile the explosion of convertible bond issuance created a fruitful environment to identify undervalued securities and continually rotate the portfolio for our Convertible Arbitrage manager.

On the Direct side, our Equity Thematic portfolio delivered meaningful positive performance as powerful secular drivers such as Artificial Intelligence and De-globalization & Reshoring led to interesting Long/Short opportunities to monetize these themes. Conversely, the whipsawing of assets across regions during the “Liberation Day” period led to acute losses within two of our strategies (Cross-Asset Trend-Following and Equity Vol Premia). Both exposures hit their “max loss” budget that informs their position sizing within our portfolio construction process.

Through balanced return contribution, produced independent of beta and duration, FSMSX delivered another year as a consistent diversifying solution for investors in a world where options remain limited. We believe the risk/return for traditional betas in 2026 have without question become less attractive, increasing the appeal of alternative sources of return with distinct fundamentals/drivers.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Class A Shares, With Load	Class A Shares, Without Load	S&P 500 Index (USD) (TR)Footnote Reference*	ICE BofA U.S. 3-Month Treasury Bill Index (USD)	HFR (HFRX) Global Hedge Fund Index (USD) (TR)Footnote Reference*
May/17	$9,500	$10,000	$10,000	$10,000	$10,000
Dec/17	$9,671	$10,180	$11,275	$10,066	$10,348
Dec/18	$9,273	$9,761	$10,781	$10,254	$9,652
Dec/19	$9,985	$10,510	$14,175	$10,488	$10,484
Dec/20	$9,586	$10,091	$16,783	$10,558	$11,199
Dec/21	$10,892	$11,465	$21,601	$10,563	$11,607
Dec/22	$11,219	$11,810	$17,689	$10,717	$11,096
Dec/23	$11,799	$12,420	$22,339	$11,254	$11,440
Dec/24	$12,298	$12,946	$27,928	$11,845	$12,043
Dec/25	$12,797	$13,471	$32,921	$12,340	$12,902

Since its inception on May 16, 2017. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-924-4766 or visit https://www.futurestandard.com/investments/fs-multi-strategy-alternatives-fund/class-a for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
FS Multi-Strategy Alternatives Fund
Class A Shares, With Load	-1.12%	4.88%	2.89%
Class A Shares, Without Load	4.06%	5.95%	3.51%
S&P 500 Index (USD) (TR)Footnote Reference*	17.88%	14.42%	14.80%
ICE BofA U.S. 3-Month Treasury Bill Index (USD)	4.18%	3.17%	2.47%
HFR (HFRX) Global Hedge Fund Index (USD) (TR)Footnote Reference*	7.14%	2.87%	3.00%

Key Fund Statistics as of December 31, 2025

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$1,627,418	686	$21,813	636%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Mortgage-Backed Securities 144.4%
Corporate Obligations 31.7%
Asset-Backed Securities 18.7%
Short-Term Investment 15.5%
Convertible Bonds 8.5%
U.S. Treasury Obligations 3.7%
Exchange-Traded Fund 1.4%
Preferred Stock 1.3%
Derivative Contracts (Net) 1.3%
Reverse Repurchase Agreements -3.8%
Securities Sold Short -6.0%

Value	Value
Securities Sold Short	-6.0%
Reverse Repurchase Agreements	-3.8%
Derivative Contracts (Net)	1.3%
Preferred Stock	1.3%
Exchange-Traded Fund	1.4%
U.S. Treasury Obligations	3.7%
Convertible Bonds	8.5%
Short-Term Investment	15.5%
Asset-Backed Securities	18.7%
Corporate Obligations	31.7%
Mortgage-Backed Securities	144.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
FNMA, 5.50%, 1/15/2056	70.1%
FNMA or FHLMC, 5.00%, 1/15/2056	45.4%
Barclays Bank, 0.000%, 12/29/26	10.8%
Barclays Bank, 0.000%, 12/29/26	2.2%
Barclays Bank, 0.000%, 12/29/26	2.1%
U.S. Treasury Bills, 3.72%, 2/19/2026	1.5%
iShares Bitcoin Trust ETF	1.4%
U.S. Treasury Bills, 3.83%, 1/22/2026	1.2%
GNMA, 4.50%, 1/20/2050, Cl IC	0.9%
GNMA, 4.00%, 1/20/2051, Cl IB	0.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-924-4766

  https://www.futurestandard.com/investments/fs-multi-strategy-alternatives-fund/class-a

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-924-4766 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund / Class A Shares - FSMMX

Annual Shareholder Report: December 31, 2025

FSMMX-AR-2025

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

Class I Shares - FSMSX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Class I Shares of the FS Multi-Strategy Alternatives Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://www.futurestandard.com/investments/fs-multi-strategy-alternatives-fund/class-i. You can also request this information by contacting us at 877-924-4766.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FS Multi-Strategy Alternatives Fund, Class I Shares	$206	2.02%

How did the Fund perform in the last year?

For the fiscal year ended December 31, 2025, the FS Multi-Strategy Alternatives Fund returned 4.31% (Class I). The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the primary benchmark for the Fund, returned 4.18% during this time.

Consistent with history, the Hedge Fund Managers and Direct Strategies were complementary as the managers drove the bulk of positive return contribution, typical during risk on markets, and the Direct Strategies were flat on the year.

Our Long/Short Credit and Structured Credit managers delivered a modest positive carry and generated alpha by trading around sectors based on fundamental and technical relative value. Our Merger Arbitrage manager benefitted from a favorable regulatory environment that increased deal activity, despite risk arbitrage spreads being at historically average levels. Meanwhile the explosion of convertible bond issuance created a fruitful environment to identify undervalued securities and continually rotate the portfolio for our Convertible Arbitrage manager.

On the Direct side, our Equity Thematic portfolio delivered meaningful positive performance as powerful secular drivers such as Artificial Intelligence and De-globalization & Reshoring led to interesting Long/Short opportunities to monetize these themes. Conversely, the whipsawing of assets across regions during the “Liberation Day” period led to acute losses within two of our strategies (Cross-Asset Trend-Following and Equity Vol Premia). Both exposures hit their “max loss” budget that informs their position sizing within our portfolio construction process.

Through balanced return contribution, produced independent of beta and duration, FSMSX delivered another year as a consistent diversifying solution for investors in a world where options remain limited. We believe the risk/return for traditional betas in 2026 have without question become less attractive, increasing the appeal of alternative sources of return with distinct fundamentals/drivers.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	FS Multi-Strategy Alternatives Fund, Class I Shares	S&P 500 Index (USD) (TR)Footnote Reference*	ICE BofA U.S. 3-Month Treasury Bill Index (USD)	HFR (HFRX) Global Hedge Fund Index (USD) (TR)Footnote Reference*
May/17	$100,000	$100,000	$100,000	$100,000
Dec/17	$101,900	$112,751	$100,656	$103,478
Dec/18	$98,010	$107,807	$102,543	$96,523
Dec/19	$105,625	$141,752	$104,881	$104,844
Dec/20	$101,766	$167,833	$105,581	$111,986
Dec/21	$115,974	$216,010	$105,633	$116,074
Dec/22	$119,637	$176,889	$107,170	$110,960
Dec/23	$126,146	$223,388	$112,545	$114,404
Dec/24	$131,884	$279,280	$118,455	$120,428
Dec/25	$137,575	$329,215	$123,404	$129,024

Since its inception on May 16, 2017. The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-924-4766 or visit https://www.futurestandard.com/investments/fs-multi-strategy-alternatives-fund/class-i for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
FS Multi-Strategy Alternatives Fund, Class I Shares	4.31%	6.22%	3.76%
S&P 500 Index (USD) (TR)Footnote Reference*	17.88%	14.42%	14.80%
ICE BofA U.S. 3-Month Treasury Bill Index (USD)	4.18%	3.17%	2.47%
HFR (HFRX) Global Hedge Fund Index (USD) (TR)Footnote Reference*	7.14%	2.87%	3.00%

Key Fund Statistics as of December 31, 2025

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$1,627,418	686	$21,813	636%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Securities Sold Short	-6.0%
Reverse Repurchase Agreements	-3.8%
Derivative Contracts (Net)	1.3%
Preferred Stock	1.3%
Exchange-Traded Fund	1.4%
U.S. Treasury Obligations	3.7%
Convertible Bonds	8.5%
Short-Term Investment	15.5%
Asset-Backed Securities	18.7%
Corporate Obligations	31.7%
Mortgage-Backed Securities	144.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
FNMA, 5.50%, 1/15/2056	70.1%
FNMA or FHLMC, 5.00%, 1/15/2056	45.4%
Barclays Bank, 0.000%, 12/29/26	10.8%
Barclays Bank, 0.000%, 12/29/26	2.2%
Barclays Bank, 0.000%, 12/29/26	2.1%
U.S. Treasury Bills, 3.72%, 2/19/2026	1.5%
iShares Bitcoin Trust ETF	1.4%
U.S. Treasury Bills, 3.83%, 1/22/2026	1.2%
GNMA, 4.50%, 1/20/2050, Cl IC	0.9%
GNMA, 4.00%, 1/20/2051, Cl IB	0.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-924-4766

  https://www.futurestandard.com/investments/fs-multi-strategy-alternatives-fund/class-i

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-924-4766 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund / Class I Shares - FSMSX

Annual Shareholder Report: December 31, 2025

FSMSX-AR-2025

(b)       Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant's audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is "independent" as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2025			FYE December 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$687,581	None	None	$797,690	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$257,780(2)	None	None	$559,700(2)
(d)	All Other Fees	None	None	$7,780(3)	None	None	$10,530(3)

Fees billed by Cohen & Company, Ltd. ("Cohen") related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2025			FYE December 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$48,000	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2025			FYE December 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$271,918	None	None	$392,971	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to service affiliates of the funds.

(3)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2025	FYE December 31, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

	FYE December 31, 2025	FYE December 31, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2025	FYE December 31, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $265,560 and $570,230 for 2025 and 2024, respectively.

(g)       The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $48,000 and $0 for 2025 and 2024, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2025 and 2024, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

THE ADVISORS’ INNER CIRCLE FUND III

2025

ANNUAL FINANCIAL STATEMENTS AND

OTHER INFORMATION

FS MULTI-STRATEGY

ALTERNATIVES FUND

DECEMBER 31, 2025

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY
ALTERNATIVES FUND DECEMBER 31, 2025

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Consolidated Schedule of Investments	1
Glossary	72
Consolidated Statement of Assets and Liabilities	73
Consolidated Statement of Operations	75
Consolidated Statements of Changes in Net Assets	77
Consolidated Financial Highlights	79
Notes to Consolidated Financial Statements	81
Report of Independent Registered Public Accounting Firm	114
Notice to Shareholders (Unaudited)	116
Other Information (Form N-CSR Items 8-11) (Unaudited)	117

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY
ALTERNATIVES FUND DECEMBER 31, 2025

CONSOLIDATED SCHEDULE OF INVESTMENTS

(Percentages are based on Net Assets of $1,627,418 (000))
MORTGAGE-BACKED SECURITIES — 144.4%

	Face Amount (000)		Fair Value (000)
CAYMAN ISLANDS — 0.9%
ACREC Trust, Ser 2021-FL1, Cl E
Callable 01/16/26 @ $100.000 6.849%, TSFR1M + 3.114%, 10/16/36(A)(B)		$1,030	$1,021
Arbor Realty Commercial Real Estate Notes, Ser 2022-FL1, Cl D
Callable 01/15/26 @ $100.000 6.984%, SOFR30A + 3.000%, 01/15/37(A)(B)		1,580	1,580
AREIT Trust, Ser 2022-CRE6, Cl D
6.787%, SOFR30A + 2.850%, 01/20/37(A)(B)		270	270
BRSP, Ser 2024-FL2, Cl D
Callable 08/19/26 @ $100.000 8.572%, TSFR1M + 4.841%, 08/19/37(A)(B)		2,000	1,988
MF1, Ser 2022-FL8, Cl A
Callable 01/17/26 @ $100.000 5.081%, TSFR1M + 1.350%, 02/19/37(A)(B)		6,493	6,493
MF1, Ser 2022-FL8, Cl E
Callable 01/17/26 @ $100.000 6.881%, TSFR1M + 3.150%, 02/19/37(A)(B)		2,810	2,774
			14,126
IRELAND — 0.4%
Hera Financing DAC, Ser 2024-1A, Cl A 5.756%, SONIA/N + 1.900%, 11/17/34(A)(B)	GBP	4,822	6,505

UNITED STATES — 143.1%
245 Park Avenue Trust, Ser 2017-245P, Cl E 3.657%, 06/05/37(A)(B)		$2,310	2,211
A&D Mortgage Trust, Ser 2024-NQM1, Cl B1
Callable 01/25/27 @ $100.000 8.468%, 02/25/69(A)(B)		4,000	4,055
A&D Mortgage Trust, Ser 2024-NQM2, Cl B1
Callable 04/25/27 @ $100.000 8.379%, 04/25/69(A)(B)		1,807	1,837
A&D Mortgage Trust, Ser 2025-NQM5, Cl B1
Callable 12/25/28 @ $100.000 6.877%, 12/25/70(A)(B)		1,797	1,782
A10 Issuer, Ser 2025-FL6, Cl A
Callable 05/15/27 @ $100.000 5.515%, TSFR1M + 1.465%, 05/15/42(A)(B)		4,000	3,994

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY
ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
A10 Issuer, Ser 2025-FL6, Cl E
Callable 05/15/27 @ $100.000 8.090%, TSFR1M + 4.040%, 05/15/42(A)(B)	$1,000	$1,003
ACREC Trust, Ser 2025-FL3, Cl A
Callable 01/18/27 @ $100.000 5.045%, TSFR1M + 1.310%, 08/18/42(A)(B)	5,000	5,000
ADMT, Ser 2024-NQM6, Cl B1A
Callable 12/25/27 @ $100.000 7.278%, 01/25/70(A)(B)	1,918	1,956
ADMT, Ser 2024-NQM6, Cl B1B
Callable 12/25/27 @ $100.000 7.278%, 01/25/70(A)(B)	400	398
ADMT, Ser 2024-NQM6, Cl B2
Callable 12/25/27 @ $100.000 7.278%, 01/25/70(A)(B)	410	392
Angel Oak Mortgage Trust, Ser 2025-8, Cl B1
Callable 07/25/28 @ $100.000 6.988%, 07/25/70(A)(B)	1,205	1,205
Arbor Realty Commercial Real Estate Notes, Ser 2025-FL1, Cl E
Callable 01/20/28 @ $100.000 7.676%, TSFR1M + 3.942%, 01/20/43(A)(B)	3,420	3,418
BDS, Ser 2024-FL13, Cl A
Callable 08/19/28 @ $100.000 5.307%, TSFR1M + 1.576%, 09/19/39(A)(B)	8,000	8,017
BLP Commercial Mortgage Trust, Ser 2025-IND2, Cl E
7.500%, TSFR1M + 3.750%, 12/15/42(A)(B)	3,380	3,384
BRAVO Residential Funding Trust, Ser 2024-NQM1, Cl B2
Callable 01/25/27 @ $100.000 8.120%, 12/01/63(A)(B)	100	101
BSPRT Issuer, Ser 2024-FL11, Cl A
Callable 09/15/27 @ $100.000 5.388%, TSFR1M + 1.638%, 07/15/39(A)(B)	10,000	10,007
BX Trust, Ser 2024-VLT4, Cl F 7.688%, TSFR1M + 3.938%, 06/15/41(A)(B)	3,750	3,754
BX Trust, Ser 2025-VLT6, Cl D 6.342%, TSFR1M + 2.592%, 03/15/42(A)(B)	1,500	1,496

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
BX Trust, Ser 2025-VLT6, Cl E 6.941%, TSFR1M + 3.191%, 03/15/42(A)(B)	$4,300	$4,283
BX Trust, Ser 2025-VLT7, Cl D 7.000%, TSFR1M + 3.250%, 07/15/44(A)(B)	5,000	5,016
BX Trust, Ser 2025-VLT7, Cl E 7.500%, TSFR1M + 3.750%, 07/15/44(A)(B)	7,500	7,481
BXMT, Ser 2025-FL5, Cl A
Callable 03/18/27 @ $100.000 5.373%, TSFR1M + 1.639%, 10/18/42(A)(B)	5,000	4,982
CAFL Issuer, Ser 2021-RTL1, Cl A2 5.104%, 03/28/29(A)(C)	88	83
Cascade Funding Mortgage Trust, Ser 2021-FRR1, Cl CK98 0.000%, 08/29/29(A)(D)	260	184
Chase Home Lending Mortgage Trust, Ser 2024-4, Cl AX1, IO
Callable 09/25/34 @ $100.000 0.133%, 03/25/55(A)(B)	8,019	10
Chase Home Lending Mortgage Trust, Ser 2024-5, Cl AX1, IO
Callable 04/25/36 @ $100.000 0.227%, 04/25/55(A)(B)	11,293	27
CLNY Trust, Ser 2019-IKPR, Cl C 5.825%, TSFR1M + 2.040%, 11/15/38(A)(B)	2,122	2,037
CLNY Trust, Ser 2019-IKPR, Cl D 6.174%, TSFR1M + 2.389%, 11/15/38(A)(B)	450	423
COLT Mortgage Loan Trust, Ser 2025-1, Cl B2
Callable 01/25/28 @ $100.000 7.123%, 01/25/70(A)(B)	300	299
COLT Mortgage Loan Trust, Ser 2025-4, Cl B1
Callable 05/25/28 @ $100.000 7.534%, 04/25/70(A)(B)	920	941
COMM Mortgage Trust, Ser 2014-UBS6, Cl D
Callable 10/10/28 @ $100.000 3.908%, 12/10/47(A)(B)	1,780	1,664
COMM Mortgage Trust, Ser 2024-CBM, Cl E 7.927%, 12/10/41(A)(B)	610	618
COMM Mortgage Trust, Ser 2024-CBM, Cl F 7.927%, 12/10/41(A)(B)	2,020	1,973

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
COMM Mortgage Trust, Ser 2024-WCL1, Cl D 7.039%, TSFR1M + 3.289%, 06/15/41(A)(B)	$1,000	$1,000
CONE Trust, Ser 2024-DFW1, Cl C 6.440%, TSFR1M + 2.690%, 08/15/41(A)(B)	4,500	4,500
Cross Mortgage Trust, Ser 2023-H1, Cl B1
Callable 07/25/26 @ $100.000 8.283%, 03/25/68(A)(B)	2,500	2,522
Cross Mortgage Trust, Ser 2023-H2, Cl B1
Callable 10/25/26 @ $100.000 8.370%, 11/25/68(A)(B)	3,760	3,799
Cross Mortgage Trust, Ser 2024-H1, Cl B1
Callable 01/25/27 @ $100.000 8.704%, 12/25/68(A)(B)	100	102
Cross Mortgage Trust, Ser 2024-H5, Cl B1B
Callable 07/25/27 @ $100.000 8.114%, 08/26/69(A)(B)	4,180	4,227
Cross Mortgage Trust, Ser 2025-H5, Cl B1B
Callable 06/25/28 @ $100.000 7.638%, 07/25/70(A)(B)	2,585	2,600
CSMC Trust, Ser 2021-GATE, Cl D 7.422%, TSFR1M + 3.671%, 12/15/36(A)(B)	480	451
Deephaven Residential Mortgage Trust, Ser 2025-INV1, Cl B2
Callable 11/25/28 @ $100.000 7.268%, 11/25/60(A)(B)	1,152	1,140
EFMT, Ser 2025-INV1, Cl B2
Callable 02/25/28 @ $100.000 7.303%, 03/25/70(A)(B)	100	100
Ellington Financial Mortgage Trust, Ser 2022-3, Cl M1
Callable 01/25/26 @ $100.000 4.976%, 08/25/67(A)(B)	200	186
FHLMC Multifamily Structured Credit Risk, Ser 2021-MN1, Cl B1
Callable 01/25/29 @ $100.000 11.624%, SOFR30A + 7.750%, 01/25/51(A)(B)	210	231
FHLMC Multifamily Structured Credit Risk, Ser 2023-MN7, Cl B1
Callable 09/25/31 @ $100.000 12.724%, SOFR30A + 8.850%, 09/25/43(A)(B)	160	182

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC, Ser 2017-356, Cl S5, IO 1.902%, 09/15/47(B)	$17,828	$1,989
FHLMC, Ser 2017-357, Cl IO, IO 4.500%, 09/15/47	11,287	2,442
FHLMC, Ser 2020-5036, Cl IB, IO 5.000%, 10/25/48	9,923	2,218
FHLMC, Ser 2021-5104, Cl GI, IO 3.500%, 06/25/49	15,174	2,772
FHLMC, Ser 2021-5134, Cl BI, IO 4.500%, 08/25/51	17,598	3,860
FHLMC, Ser 2021-5163, Cl NI, IO 4.500%, 11/25/51	7,395	1,532
FHLMC, Ser 2022-5250, Cl SA, IO 1.456%, 08/25/52(B)	36,959	2,519
FHLMC, Ser 2022-5252, Cl SP, IO 1.476%, 09/25/52(B)	27,011	1,490
FHLMC, Ser 2022-5255, Cl SA, IO 1.426%, 09/25/52(B)	36,387	2,163
FHLMC, Ser 2023-406, Cl S16, IO 1.626%, 10/25/53(B)	30,590	1,294
FHLMC, Ser 2023-406, Cl S4, IO 2.226%, 10/25/53(B)	45,885	2,597
FHLMC, Ser 2023-406, Cl S43, IO 3.326%, 10/25/53(B)	30,590	2,477
FHLMC, Ser 2023-406, Cl S44, IO 3.126%, 10/25/53(B)	59,803	4,530
FHLMC, Ser 2023-5290, Cl TS, IO 2.376%, 12/25/52(B)	40,029	2,935
FHLMC, Ser 2023-5296, Cl ST, IO 2.376%, 11/25/52(B)	39,461	3,032
FHLMC, Ser 2023-5332, Cl SA, IO 2.126%, 08/25/53(B)	67,958	4,021
FHLMC, Ser 2023-5336, Cl SA, IO 1.926%, 09/25/53(B)	45,353	2,096
FHLMC, Ser 2023-5339, Cl AS, IO 1.866%, 09/25/53(B)	35,943	2,229
FHLMC, Ser 2023-5344, Cl SA, IO 1.776%, 10/25/53(B)	45,989	2,110
FHLMC, Ser 2023-5354, Cl SL, IO 2.976%, 11/25/53(B)	26,788	1,756

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC, Ser 2024-5412, Cl MI, IO 5.000%, 01/25/49	$12,810	$1,941
FHLMC, Ser 2024-5416, Cl SC, IO 3.126%, 06/25/54(B)	34,325	3,207
FHLMC, Ser 2024-5420, Cl SG, IO 1.326%, 06/25/54(B)	160,614	5,004
FHLMC, Ser 2024-5481, Cl SA, IO 1.126%, 12/25/54(B)	93,647	2,490
FNMA or FHLMC TBA 5.000%, 01/15/56	740,000	738,150
FNMA TBA 5.500%, 01/15/56	1,125,000	1,140,688
FNMA, Ser 2012-75, Cl DS, IO 1.961%, 07/25/42(B)	7,786	774
FNMA, Ser 2018-73, Cl SC, IO 2.211%, 10/25/48(B)	16,974	1,943
FNMA, Ser 2020-41, Cl IP, IO 4.000%, 09/25/49	10,185	1,862
FNMA, Ser 2020-76, Cl MI, IO 5.500%, 11/25/50	10,018	2,410
FNMA, Ser 2021-87, Cl GI, IO 3.500%, 12/25/51	23,322	4,401
FNMA, Ser 2022-16, Cl QI, IO 3.500%, 04/25/52	21,567	2,232
FNMA, Ser 2022-4, Cl WI, IO 3.000%, 02/25/52	27,333	2,809
FNMA, Ser 2022-40, Cl PS, IO 2.176%, 12/25/51(B)	16,903	1,050
FNMA, Ser 2022-58, Cl S, IO 1.426%, 09/25/52(B)	46,637	2,188
FNMA, Ser 2022-74, Cl SA, IO 0.926%, 10/25/52(B)	45,486	1,611
FNMA, Ser 2022-74, Cl US, IO 1.126%, 11/25/52(B)	53,006	2,002
FNMA, Ser 2022-90, Cl CI, IO 4.500%, 05/25/50	18,873	3,828
FNMA, Ser 2023-11, Cl HS, IO 2.000%, 04/25/53(B)	92,046	4,135
FNMA, Ser 2023-11, Cl SA, IO 2.376%, 04/25/53(B)	44,391	2,907

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FNMA, Ser 2023-19, Cl SB, IO 2.976%, 05/25/53(B)	$14,212	$1,168
FNMA, Ser 2023-431, Cl C35, IO 2.000%, 07/25/37	50,841	3,192
FNMA, Ser 2024-11, Cl IK, IO 6.500%, 03/25/54	9,296	1,641
FNMA, Ser 2024-12, Cl DS, IO 2.176%, 03/25/54(B)	31,824	1,671
FNMA, Ser 2024-22, Cl SA, IO 2.226%, 05/25/54(B)	53,571	2,870
FNMA, Ser 2024-24, Cl SB, IO 2.726%, 09/25/53(B)	32,665	2,101
FNMA, Ser 2024-35, Cl BS, IO 1.326%, 06/25/54(B)	24,348	1,081
FNMA, Ser 2024-68, Cl SA, IO 2.076%, 09/25/54(B)	44,274	2,382
FNMA, Ser 2024-84, Cl HS, IO 3.226%, 11/25/54(B)	43,968	3,376
FNMA, Ser 2024-88, Cl SC, IO 1.248%, 12/25/54(B)	101,223	3,273
FNMA, Ser 2024-89, Cl SD, IO 1.226%, 09/25/53(B)	56,911	1,888
FNMA, Ser 2024-90, Cl SB, IO 1.876%, 11/25/53(B)	74,062	3,540
FNMA, Ser 2024-92, Cl SB, IO 1.276%, 12/25/54(B)	67,359	2,970
FNMA, Ser 2024-97, Cl MS, IO 2.026%, 01/25/55(B)	27,133	1,406
FNMA, Ser 2025-4, Cl SB, IO 1.926%, 12/25/53(B)	103,741	4,400
Fontainebleau Miami Beach Mortgage Trust, Ser 2024-FBLU, Cl F 8.000%, TSFR1M + 4.250%, 12/15/39(A)(B)	3,790	3,811
GNMA, Ser 2010-35, Cl AS, IO 1.902%, 03/20/40(B)	9,176	810
GNMA, Ser 2010-37, Cl SG, IO 1.852%, 03/20/40(B)	7,176	620
GNMA, Ser 2011-70, Cl WI, IO 1.002%, 12/20/40(B)	14,558	792

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2015-123, Cl SE, IO 1.872%, 09/20/45(B)	$8,528	$857
GNMA, Ser 2016-77, Cl SC, IO 2.252%, 10/20/45(B)	11,475	1,296
GNMA, Ser 2018-100, Cl S, IO 2.352%, 07/20/48(B)	9,132	1,003
GNMA, Ser 2018-89, Cl LS, IO 2.352%, 06/20/48(B)	15,075	1,538
GNMA, Ser 2018-91, Cl SH, IO 2.402%, 07/20/48(B)	8,743	985
GNMA, Ser 2018-91, Cl SJ, IO 2.402%, 07/20/48(B)	9,461	1,082
GNMA, Ser 2020-4, Cl IO, IO 5.000%, 01/20/50	14,075	2,768
GNMA, Ser 2021-139, Cl WI, IO 4.048%, 11/20/45(B)	11,218	1,810
GNMA, Ser 2021-158, Cl JI, IO 5.000%, 02/20/50	9,008	2,129
GNMA, Ser 2021-215, Cl SB, IO 1.000%, 12/20/51(B)	12,957	875
GNMA, Ser 2021-216, Cl IC, IO 3.000%, 12/20/51	25,273	3,659
GNMA, Ser 2022-137, Cl JS, IO 2.082%, 08/20/52(B)	40,774	3,147
GNMA, Ser 2022-148, Cl SJ, IO 2.082%, 08/20/52(B)	30,674	2,144
GNMA, Ser 2022-159, Cl JS, IO 1.332%, 09/20/52(B)	36,554	2,020
GNMA, Ser 2022-188, Cl IE, IO 4.500%, 01/20/50	11,731	2,145
GNMA, Ser 2022-193, Cl SA, IO 0.782%, 11/20/52(B)	52,437	1,372
GNMA, Ser 2022-23, Cl WI, IO 4.500%, 02/20/52	8,261	1,896
GNMA, Ser 2022-30, Cl IG, IO 3.000%, 02/20/52	22,458	3,614
GNMA, Ser 2022-5, Cl NI, IO 3.000%, 01/20/52	22,036	3,404
GNMA, Ser 2023-21, Cl SE, IO 1.082%, 02/20/53(B)	25,355	806

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2023-53, Cl SB, IO 1.632%, 04/20/53(B)	$31,184	$1,312
GNMA, Ser 2023-56, Cl SE, IO 0.982%, 04/20/53(B)	27,358	805
GNMA, Ser 2023-82, Cl US, IO 2.832%, 06/20/53(B)	12,869	735
GNMA, Ser 2024-65, Cl SV, IO 1.882%, 12/20/53(B)	62,687	3,010
GNMA, Ser 2024-H11, Cl EI, IO 0.470%, 06/20/74(B)	907	56
GNMA, Ser 2024-H14, Cl AI, IO 0.564%, 08/20/74(B)	2,394	152
GNMA, Ser 2024-H20, Cl KI, IO 0.570%, 11/20/74(B)	13,941	1,118
GNMA, Ser 2024-H21, Cl IB, IO 0.560%, 12/20/74(B)	3,730	243
GNMA, Ser 2025-120, Cl AI, IO 6.500%, 05/20/55(B)	4,013	598
GNMA, Ser 2025-120, Cl AS, IO 2.932%, 12/20/53(B)	8,936	621
GNMA, Ser 2025-120, Cl BI, IO 6.000%, 02/20/55(B)	2,252	315
GNMA, Ser 2025-120, Cl BS, IO 2.482%, 01/20/55(B)	43,553	2,568
GNMA, Ser 2025-120, Cl CI, IO 4.000%, 10/20/49(B)	251	44
GNMA, Ser 2025-120, Cl CS, IO 2.232%, 10/20/53(B)	56,793	3,126
GNMA, Ser 2025-120, Cl DS, IO 2.082%, 11/20/53(B)	22,619	1,133
GNMA, Ser 2025-120, Cl ES, IO 1.682%, 02/20/54(B)	22,716	966
GNMA, Ser 2025-120, Cl GS, IO 1.482%, 06/20/54(B)	35,136	1,325
GNMA, Ser 2025-120, Cl HS, IO 1.282%, 09/20/54(B)	21,057	696
GNMA, Ser 2025-120, Cl IA, IO 4.000%, 03/20/52	55,686	10,452
GNMA, Ser 2025-120, Cl IB, IO 4.000%, 01/20/51	62,889	12,452

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2025-120, Cl IC, IO 4.500%, 01/20/50	$67,097	$14,442
GNMA, Ser 2025-120, Cl IS, IO 1.082%, 05/20/55(B)	49,686	1,451
GNMA, Ser 2025-120, Cl LS, IO 2.232%, 04/20/53(B)	62,598	4,318
GNMA, Ser 2025-120, Cl MS, IO 2.232%, 05/20/53(B)	45,721	2,664
GNMA, Ser 2025-120, Cl NS, IO 2.082%, 03/20/55(B)	77,041	4,214
GNMA, Ser 2025-120, Cl SB, IO 1.582%, 05/20/53(B)	54,710	2,364
GNMA, Ser 2025-120, Cl SC, IO 1.382%, 03/20/55(B)	25,077	959
GNMA, Ser 2025-120, Cl SD, IO 2.152%, 10/20/49(B)	20,042	2,234
GNMA, Ser 2025-24, Cl SV, IO 0.245%, 02/20/55(B)	151,884	2,205
GNMA, Ser 2025-26, Cl SG, IO 0.432%, 02/20/55(B)	67,729	1,071
GNMA, Ser 2025-H19, Cl IA, IO 0.592%, 09/20/75(B)	2,230	154
GSMS Trust, Ser 2024-FAIR, Cl D 7.949%, 07/15/29(A)(B)	2,750	2,823
HOMES Trust, Ser 2024-AFC1, Cl A1
Callable 09/25/27 @ $100.000 5.224%, 08/25/59(A)(C)	3,671	3,683
HOMES Trust, Ser 2025-AFC1, Cl B1
Callable 01/25/28 @ $100.000 7.030%, 01/25/60(A)(B)	1,755	1,766
HOMES Trust, Ser 2025-NQM2, Cl B2
Callable 04/25/28 @ $100.000 7.382%, 02/25/70(A)(B)	230	228
HOMES Trust, Ser 2025-NQM5, Cl B2
Callable 10/25/28 @ $100.000 7.365%, 09/25/70(A)(B)	930	924
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2022-NLP, Cl B 5.107%, TSFR1M + 1.357%, 04/15/37(A)(B)	2,376	2,336

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
J.P. Morgan Mortgage Trust, Ser 2023-4, Cl B4
Callable 10/25/36 @ $100.000 6.264%, 11/25/53(A)(B)	$251	$231
J.P. Morgan Mortgage Trust, Ser 2024-VIS1, Cl B2
Callable 04/25/27 @ $100.000 8.062%, 07/25/64(A)(B)	280	282
J.P. Morgan Mortgage Trust, Ser 2024-VIS2, Cl B2
Callable 08/25/27 @ $100.000 7.708%, 11/25/64(A)(B)	100	100
J.P. Morgan Mortgage Trust, Ser 2025-CCM2, Cl B4
Callable 11/25/33 @ $100.000 6.570%, 09/25/55(A)(B)	620	489
Jackson Park Trust, Ser 2019-LIC, Cl E 3.242%, 10/14/39(A)(B)	420	371
KSL Commercial Mortgage Trust, Ser 2024-HT2, Cl A 5.293%, TSFR1M + 1.542%, 12/15/39(A)(B)	7,767	7,765
LAQ Mortgage Trust, Ser 2023-LAQ, Cl F
Callable 03/15/26 @ $100.000 10.685%, TSFR1M + 6.934%, 03/15/36(A)(B)	1,125	1,074
LAQ Mortgage Trust, Ser 2023-LAQ, Cl G
Callable 03/15/26 @ $100.000 12.183%, TSFR1M + 8.432%, 03/15/36(A)(B)	405	387
MFA Trust, Ser 2024-NQM2, Cl A1
Callable 09/25/27 @ $100.000 5.272%, 08/25/69(A)(C)	3,190	3,195
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl E
Callable 06/15/28 @ $100.000 3.795%, 05/15/46(A)(B)	1,030	933
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl E
Callable 01/15/26 @ $100.000 3.939%, 05/15/48(A)(B)	170	165
Morgan Stanley Capital I Trust, Ser 2024-BPR2, Cl X, IO
0.856%, 05/05/29(A)(B)	2,241	59
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-4, Cl B4
Callable 02/25/29 @ $100.000 6.970%, 09/25/54(A)(B)	100	92

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-INV2, Cl B5
Callable 07/25/32 @ $100.000 7.458%, 02/25/54(A)(B)	$98	$96
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-NQM3, Cl B1B
Callable 09/25/27 @ $100.000 7.504%, 07/25/69(A)(B)	150	150
Natixis Commercial Mortgage Securities Trust, Ser 2022-RRI, Cl E
8.943%, TSFR1M + 5.193%, 03/15/35(A)(B)	1,125	1,117
New Residential Mortgage Loan Trust, Ser 2024-NQM3, Cl B2
Callable 06/25/32 @ $100.000 7.147%, 11/25/64(A)(B)	460	453
New Residential Mortgage Loan Trust, Ser 2025-NQM2, Cl B1
Callable 01/25/34 @ $100.000 7.259%, 04/25/65(A)(B)	590	596
New Residential Mortgage Loan Trust, Ser 2025-NQM2, Cl B2
Callable 01/25/34 @ $100.000 7.259%, 04/25/65(A)(B)	100	100
New Residential Mortgage Loan Trust, Ser 2025-NQM5, Cl B2
Callable 03/25/31 @ $100.000 7.405%, 08/25/65(A)(B)	2,300	2,271
NYMT Loan Trust, Ser 2025-INV1, Cl B1
Callable 03/25/28 @ $100.000 6.989%, 04/25/60(A)(B)	220	220
NYMT Loan Trust, Ser 2025-INV2, Cl B1
Callable 09/25/28 @ $100.000 6.985%, 10/25/60(A)(B)	2,000	2,011
OBX Trust, Ser 2021-INV2, Cl AIO1, IO
Callable 02/25/47 @ $100.000 0.208%, 10/25/51(A)(B)	3,584	37
Olympic Tower Mortgage Trust, Ser 2017-OT, Cl C 3.945%, 05/10/39(A)(B)	1,390	1,295
Olympic Tower Mortgage Trust, Ser 2017-OT, Cl D 3.945%, 05/10/39(A)(B)	150	137

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
PRPM Trust, Ser 2024-RCF3, Cl M2
Callable 05/25/26 @ $100.000 4.000%, 05/25/54(A)(C)	$310	$294
PRPM Trust, Ser 2025-NQM1, Cl B1
Callable 02/25/28 @ $100.000 7.782%, 11/25/69(A)(B)	1,000	1,020
PRPM Trust, Ser 2025-NQM3, Cl B1
Callable 07/25/28 @ $100.000 6.943%, 05/25/70(A)(B)	650	653
PRPM Trust, Ser 2025-RCF6, Cl M2
Callable 01/25/28 @ $100.000 5.500%, 12/25/55(A)(C)	150	143
Rate Mortgage Trust, Ser 2021-J3, Cl AX1, IO
Callable 11/25/44 @ $100.000 0.210%, 10/25/51(A)(B)	1,918	19
Rate Mortgage Trust, Ser 2024-J4, Cl B4
Callable 06/25/32 @ $100.000 6.282%, 12/25/54(A)(B)	1,191	960
RMF Proprietary Issuance Trust, Ser 2021-2, Cl A
Callable 01/25/26 @ $100.000 2.125%, 09/25/61(A)(B)	78	74
SCG Mortgage Trust, Ser 2024-MSP, Cl E 8.687%, TSFR1M + 4.937%, 04/15/41(A)(B)	3,320	3,329
Sequoia Mortgage Trust, Ser 2024-9, Cl B4
Callable 11/25/29 @ $100.000 6.517%, 10/25/54(A)(B)	364	330
SG Residential Mortgage Trust, Ser 2025-1, Cl B1
Callable 12/25/28 @ $100.000 6.727%, 12/25/65(A)(B)	1,660	1,635
SWCH Commercial Mortgage Trust, Ser 2025-DATA, Cl D 6.391%, TSFR1M + 2.641%, 02/15/42(A)(B)	4,150	4,109
SWCH Commercial Mortgage Trust, Ser 2025-DATA, Cl E 7.090%, TSFR1M + 3.340%, 02/15/42(A)(B)	5,240	5,203
THPT Mortgage Trust, Ser 2023-THL, Cl E 10.398%, 12/10/34(A)(B)	1,500	1,511
Verus Securitization Trust, Ser 2023-5, Cl B2
Callable 06/25/26 @ $100.000 7.971%, 06/25/68(A)(B)	3,431	3,441

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Verus Securitization Trust, Ser 2023-6, Cl B2
Callable 09/25/26 @ $100.000 7.769%, 09/25/68(A)(B)	$1,080	$1,085
Verus Securitization Trust, Ser 2024-3, Cl B2
Callable 04/25/27 @ $100.000 8.401%, 04/25/69(A)(B)	120	121
Verus Securitization Trust, Ser 2024-5, Cl B2
Callable 06/25/27 @ $100.000 7.782%, 06/25/69(A)(B)	400	403
Verus Securitization Trust, Ser 2024-6, Cl B2
Callable 07/25/27 @ $100.000 7.911%, 07/25/69(A)(B)	200	202
Verus Securitization Trust, Ser 2024-9, Cl B2
Callable 12/25/27 @ $100.000 7.354%, 11/25/69(A)(B)	150	150
Verus Securitization Trust, Ser 2025-1, Cl B2
Callable 01/25/28 @ $100.000 7.358%, 01/25/70(A)(B)	570	572
Verus Securitization Trust, Ser 2025-INV1, Cl B2
Callable 02/25/28 @ $100.000 7.308%, 02/25/70(A)(B)	230	229
WCORE Commercial Mortgage Trust, Ser 2024-CORE, Cl E 7.689%, TSFR1M + 3.939%, 11/15/41(A)(B)	1,000	1,003
Wells Fargo Commercial Mortgage Trust, Ser 2025-AGLN, Cl E 7.939%, TSFR1M + 4.189%, 07/15/37(A)(B)	3,070	3,052
Wells Fargo Commercial Mortgage Trust, Ser 2025-AURA, Cl A 5.343%, TSFR1M + 1.593%, 10/15/42(A)(B)	5,000	5,006
Wells Fargo Commercial Mortgage Trust, Ser 2025-AURA, Cl E 8.688%, TSFR1M + 4.938%, 10/15/42(A)(B)	3,400	3,389
Wells Fargo Commercial Mortgage Trust, Ser 2025-B33RP, Cl E 7.250%, TSFR1M + 3.500%, 08/15/42(A)(B)	3,630	3,623
Wells Fargo Commercial Mortgage Trust, Ser 2025-DWHP, Cl A 6.092%, TSFR1M + 2.341%, 04/15/38(A)(B)	10,000	10,049

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

MORTGAGE-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2025-DWHP, Cl E 10.186%, TSFR1M + 6.436%, 04/15/38(A)(B)	$2,320	$2,338
Wells Fargo Mortgage Backed Securities Trust, Ser 2021-RR1, Cl AIO1, IO
Callable 02/25/44 @ $100.000 0.477%, 12/25/50(A)(B)	3,557	105
		2,329,544
TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,317,415) (000)		2,350,175

CORPORATE OBLIGATIONS — 31.7%

CANADA — 0.6%
goeasy
Callable 01/12/26 @ $104.625 9.250%, 12/01/28(A)	1,000	1,028
Callable 07/01/26 @ $103.813
7.625%, 07/01/29(A)	1,695	1,676
Callable 02/15/28 @ $103.438
6.875%, 02/15/31(A)	801	750
Husky Injection Molding Systems
Callable 02/15/26 @ $104.500 9.000%, 02/15/29(A)	5,748	6,028

		9,482
DENMARK — 0.1%
GENMAB
Callable 12/15/28 @ $103.625 7.250%, 12/15/33(A)	1,213	1,274
Callable 12/15/28 @ $103.125
6.250%, 12/15/32(A)	810	830

		2,104

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
IRELAND — 0.2%
GGAM Finance
Callable 09/15/26 @ $102.938 5.875%, 03/15/30(A)	$2,606	$2,644

NETHERLANDS — 0.2%
Trivium Packaging Finance BV
Callable 07/15/27 @ $106.125 12.250%, 01/15/31(A)	2,458	2,667
Callable 07/15/27 @ $104.125 8.250%, 07/15/30(A)	1,376	1,475

		4,142
PANAMA — 0.1%
Sable International Finance
Callable 10/15/27 @ $103.563 7.125%, 10/15/32(A)	901	912

UNITED KINGDOM — 15.6%
Ardonagh Finco
Callable 02/15/27 @ $103.875 7.750%, 02/15/31(A)	1,451	1,521
Barclays Bank MTN
0.000%, 12/29/26(E)	153,221	176,057
0.000%, 12/29/26(E)	39,149	35,310
0.000%, 12/29/26(E)	30,000	33,405
Odeon Finco
Callable 01/12/26 @ $103.188 12.750%, 11/01/27(A)	7,496	7,729

		254,022
UNITED STATES — 14.9%
1261229 BC
Callable 04/15/28 @ $105.000 10.000%, 04/15/32(A)	955	993
Acrisure
Callable 06/15/26 @ $104.250 8.500%, 06/15/29(A)	4,173	4,367

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
AdaptHealth
Callable 01/12/26 @ $101.021 6.125%, 08/01/28(A)	$2,310	$2,327
Advance Auto Parts
Callable 08/01/27 @ $103.500 7.000%, 08/01/30(A)	1,726	1,735
AG Issuer
Callable 02/01/26 @ $100.000 6.250%, 03/01/28(A)	881	885
Amneal Pharmaceuticals
Callable 08/01/28 @ $103.438 6.875%, 08/01/32(A)	686	725
Arbor Realty SR
Callable 09/15/28 @ $100.000 8.500%, 12/15/28(A)	2,407	2,397
Callable 01/15/30 @ $100.000 7.875%, 07/15/30(A)	3,001	2,867
Arcosa
Callable 08/15/27 @ $103.438 6.875%, 08/15/32(A)	1,010	1,065
Ares Capital
Callable 02/01/29 @ $100.000 5.875%, 03/01/29	1,565	1,605
Arko
Callable 02/01/26 @ $101.281 5.125%, 11/15/29(A)	2,090	1,790
Atlanticus Holdings
Callable 09/01/27 @ $104.875 9.750%, 09/01/30(A)	1,899	1,901
Avient
Callable 09/15/27 @ $103.125 6.250%, 11/01/31(A)	1,335	1,372
Bausch + Lomb
Callable 01/12/26 @ $104.188 8.375%, 10/01/28(A)	1,506	1,572
Beacon Mobility
Callable 08/01/27 @ $103.625 7.250%, 08/01/30(A)	1,602	1,675

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Blue Owl Capital
Callable 06/15/30 @ $100.000 6.200%, 07/15/30	$265	$268
Blue Owl Credit Income
Callable 02/15/30 @ $100.000 5.800%, 03/15/30	2,401	2,398
Blue Owl Technology Finance
Callable 03/04/29 @ $100.000 6.750%, 04/04/29	959	981
Bread Financial Holdings
Callable 05/15/28 @ $103.375 6.750%, 05/15/31(A)	347	359
BW Real Estate
Callable 3/30/2030 @ $100.000 9.500, H15T5Y + 5.402% (A)(B)(F)	1,136	1,163
Camelot Return Merger Sub
Callable 02/01/26 @ $103.281 8.750%, 08/01/28(A)	2,095	1,624
Carvana, Strike Price Fixed
Callable 01/12/26 @ $104.500 9.000% Cash/PIK, 06/01/30(A)	5,536	5,803
Century Communities
Callable 02/15/29 @ $100.000 3.875%, 08/15/29(A)	1,276	1,213
Clarios Global
Callable 09/15/28 @ $103.375 6.750%, 09/15/32(A)	6,002	6,224
Clear Channel Outdoor Holdings
Callable 10/01/26 @ $103.938 7.875%, 04/01/30(A)	1,747	1,840
Clue Opco
Callable 10/15/26 @ $104.750 9.500%, 10/15/31(A)	2,993	3,165
Cornerstone Building Brands
Callable 08/15/26 @ $104.750 9.500%, 08/15/29(A)	961	711
Callable 02/01/26 @ $100.000 6.125%, 01/15/29(A)	1,500	751

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Credit Acceptance
Callable 01/12/26 @ $104.625 9.250%, 12/15/28(A)	$4,942	$5,165
Callable 03/15/27 @ $103.313 6.625%, 03/15/30(A)	1,780	1,783
Dealer Tire
Callable 02/01/26 @ $100.000 8.000%, 02/01/28(A)	4,652	4,656
Delek Logistics Partners
Callable 02/01/26 @ $101.781 7.125%, 06/01/28(A)	3,223	3,242
Dotdash Meredith
Callable 06/15/28 @ $103.813 7.625%, 06/15/32(A)	1,263	1,138
EchoStar
Callable 11/30/26 @ $105.375 10.750%, 11/30/29	5,002	5,531
Enpro
Callable 06/01/28 @ $103.063 6.125%, 06/01/33(A)	1,306	1,348
Fertitta Entertainment
Callable 02/01/26 @ $101.688 6.750%, 01/15/30(A)	1,257	1,195
Five Point Operating
Callable 10/01/27 @ $104.000 8.000%, 10/01/30(A)	1,728	1,805
Flagstar Bancorp
Callable 02/01/26 @ $100.000 7.799%, TSFR3M + 3.910%, 11/01/30(B)	454	434
Freedom Mortgage
Callable 02/01/26 @ $100.000 6.625%, 01/15/27(A)	1,787	1,794
Freedom Mortgage Holdings
Callable 02/01/26 @ $104.625 9.250%, 02/01/29(A)	1,110	1,164
Genworth Holdings
Callable 01/17/26 @ $100.000 6.116%, TSFR3M + 2.264%, 11/15/36(B)	1,256	1,052

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GEO Group
Callable 04/15/27 @ $105.125 10.250%, 04/15/31	$899	$984
Global Atlantic Finance
Callable 03/01/31 @ $100.000 7.250%, H15T5Y + 3.550%, 03/01/56(A)(B)	3,490	3,506
Graham Packaging
Callable 02/01/26 @ $100.000 7.125%, 08/15/28(A)	2,370	2,372
Gray Media
Callable 07/15/26 @ $105.250 10.500%, 07/15/29(A)	1,491	1,603
Heartland Dental
Callable 02/01/26 @ $105.250 10.500%, 04/30/28(A)	1,809	1,897
Herc Holdings
Callable 06/15/27 @ $103.500 7.000%, 06/15/30(A)	1,606	1,690
Icahn Enterprises
Callable 05/15/29 @ $100.000 10.000%, 11/15/29(A)	5,491	5,487
ILFC E-Capital Trust I
Callable 02/01/26 @ $100.000 6.350%, 12/21/65(A)(B)	2,730	2,282
ILFC E-Capital Trust II
Callable 02/01/26 @ $100.000 6.600%, 12/21/65(A)(B)	2,579	2,216
Illuminate Buyer
Callable 02/01/26 @ $100.000 9.000%, 07/01/28(A)	2,500	2,504
Iris Holding
Callable 02/01/26 @ $105.000 10.000%, 12/15/28(A)	3,659	3,308
Iron Mountain
Callable 12/06/27 @ $103.125 6.250%, 01/15/33(A)	1,767	1,782
Jane Street Group
Callable 11/01/27 @ $103.063 6.125%, 11/01/32(A)	1,341	1,364

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
KeHE Distributors
Callable 02/15/26 @ $104.500 9.000%, 02/15/29(A)	$3,509	$3,683
Kohl's
Callable 01/17/45 @ $100.000 5.550%, 07/17/45	836	592
Ladder Capital Finance Holdings
Callable 07/01/30 @ $100.000 5.500%, 08/01/30	1,627	1,665
LD Holdings Group
Callable 01/12/26 @ $104.125 8.750%, 11/01/27(A)	1,480	1,454
Callable 01/12/26 @ $101.531 6.125%, 04/01/28(A)	1,125	1,047
LFS Topco
Callable 07/15/27 @ $104.375 8.750%, 07/15/30(A)	4,215	4,242
Light & Wonder International
Callable 10/01/28 @ $103.125 6.250%, 10/01/33(A)	1,617	1,637
Lindblad Expeditions
Callable 09/15/27 @ $103.500 7.000%, 09/15/30(A)	1,778	1,855
Lumen Technologies
Callable 01/12/26 @ $100.000 10.000%, 10/15/32(A)	2,334	2,346
Maxim Crane Works Holdings Capital
Callable 02/01/26 @ $105.750 11.500%, 09/01/28(A)	7,157	7,613
Midcap Financial Issuer Trust
Callable 01/17/26 @ $101.625 6.500%, 05/01/28(A)	3,572	3,566
Mohegan Tribal Gaming Authority
Callable 04/15/27 @ $105.938 11.875%, 04/15/31(A)	889	939
Callable 04/15/27 @ $104.125 8.250%, 04/15/30(A)	1,831	1,909
Muvico
Callable 07/31/27 @ $107.500 15.000%, 02/19/29(A)	2,549	2,764

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Nassau of New York
Callable 07/15/27 @ $103.938 7.875%, 07/15/30(A)	$3,345	$3,193
National Mentor Holdings
Callable 12/15/27 @ $105.250 10.500%, 12/15/30(A)	1,869	1,879
Neptune Bidco US
Callable 11/15/27 @ $105.188 10.375%, 05/15/31(A)	176	181
New Enterprise Stone & Lime
Callable 02/01/26 @ $100.000 9.750%, 07/15/28(A)	3,952	3,982
New Home
Callable 10/01/26 @ $104.625 9.250%, 10/01/29(A)	1,388	1,449
Callable 11/01/27 @ $104.250 8.500%, 11/01/30(A)	1,288	1,326
Park River Holdings
Callable 09/15/26 @ $104.000 8.000%, 03/15/31(A)	5,749	5,927
Planet Financial Group
Callable 12/15/26 @ $105.250 10.500%, 12/15/29(A)	1,003	1,051
PRA Group
Callable 06/01/26 @ $104.438 8.875%, 01/31/30(A)	400	415
Callable 02/01/26 @ $102.094 8.375%, 02/01/28(A)	1,975	2,018
Callable 01/12/26 @ $101.250 5.000%, 10/01/29(A)	3,343	3,144
Provident Funding Associates
Callable 09/15/26 @ $104.875 9.750%, 09/15/29(A)	1,258	1,327
Quikrete Holdings
Callable 03/01/28 @ $103.375 6.750%, 03/01/33(A)	1,282	1,339
Callable 03/01/28 @ $103.188 6.375%, 03/01/32(A)	1,092	1,137

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Radiology Partners
Callable 07/15/28 @ $104.250 8.500%, 07/15/32(A)	$1,773	$1,852
Raven Acquisition Holdings
Callable 11/15/27 @ $103.438 6.875%, 11/15/31(A)	1,191	1,227
Rfna
Callable 02/15/27 @ $103.938 7.875%, 02/15/30(A)	742	755
Rithm Capital
Callable 04/01/26 @ $104.000 8.000%, 04/01/29(A)	2,698	2,770
Callable 07/15/27 @ $104.000 8.000%, 07/15/30(A)	4,040	4,132
Rocket Software
Callable 01/12/26 @ $103.000 9.000%, 11/28/28(A)	8,889	9,166
RR Donnelley & Sons
Callable 08/01/26 @ $104.750 9.500%, 08/01/29(A)	3,582	3,691
Scripps Escrow II
Callable 02/01/26 @ $100.000 3.875%, 01/15/29(A)	961	884
Service Properties Trust
Callable 06/15/26 @ $104.188 8.375%, 06/15/29	2,045	2,056
Callable 07/15/27 @ $100.000 3.950%, 01/15/28	3,820	3,606
Callable 01/12/26 @ $100.000 0.000%, 09/30/27(A)(E)	5,191	4,691
Six Flags Entertainment
Callable 01/17/26 @ $101.083 6.500%, 10/01/28	1,619	1,587
Sixth Street Lending Partners
Callable 12/15/29 @ $100.000 5.750%, 01/15/30	1,601	1,622
SPX FLOW
Callable 02/01/26 @ $104.375 8.750%, 04/01/30(A)	6,876	7,094

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Star Leasing
Callable 02/15/27 @ $103.813 7.625%, 02/15/30(A)	$971	$903
Starwood Property Trust
Callable 10/01/28 @ $100.000 7.250%, 04/01/29(A)	754	796
Callable 10/15/29 @ $100.000 6.000%, 04/15/30(A)	1,922	1,973
Sunoco
Callable 02/01/26 @ $100.000 6.000%, 04/15/27	1,726	1,728
Surgery Center Holdings
Callable 04/15/27 @ $103.625 7.250%, 04/15/32(A)	1,354	1,370
Synergy Infrastructure Holdings
Callable 12/01/27 @ $103.938 7.875%, 12/01/30(A)	1,895	1,965
TKC Holdings
Callable 02/01/26 @ $101.719 6.875%, 05/15/28(A)	1,046	1,056
TMS International
Callable 01/12/26 @ $101.563 6.250%, 04/15/29(A)	945	913
TriMas
Callable 02/01/26 @ $101.031 4.125%, 04/15/29(A)	1,300	1,264
US Acute Care Solutions
Callable 05/15/26 @ $104.875 9.750%, 05/15/29(A)	2,550	2,569
Viking Baked Goods Acquisition
Callable 11/01/27 @ $104.313 8.625%, 11/01/31(A)	1,148	1,152
VT Topco
Callable 08/15/26 @ $104.250 8.500%, 08/15/30(A)	891	931

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
WR Grace Holdings
Callable 08/15/28 @ $103.313 6.625%, 08/15/32(A)	$1,275	$1,291

		241,802
TOTAL CORPORATE OBLIGATIONS
(Cost $509,434) (000)		515,108

ASSET-BACKED SECURITIES — 18.7%

BERMUDA — 0.5%
Eagle RE, Ser 2023-1, Cl M2
Callable 09/25/28 @ $100.000 9.065%, SOFR30A + 5.200%, 09/26/33(A)(B)	1,150	1,217
Radnor RE, Ser 2021-1, Cl M2
Callable 05/25/26 @ $100.000 7.024%, SOFR30A + 3.150%, 12/27/33(A)(B)	973	980
Radnor RE, Ser 2021-2, Cl M2
Callable 08/25/27 @ $100.000 8.874%, SOFR30A + 5.000%, 11/25/31(A)(B)	6,000	6,252
		8,449
CAYMAN ISLANDS — 5.4%
Anchorage Capital CLO, Ser 2024-28A, Cl E
Callable 01/20/26 @ $100.000 10.834%, TSFR3M + 6.950%, 04/20/37(A)(B)	1,420	1,419
Anchorage Capital CLO, Ser 2025-21A, Cl ER
Callable 01/20/26 @ $100.000 10.134%, TSFR3M + 6.250%, 10/20/34(A)(B)	470	455
Apidos CLO XXIII, Ser 2025-23A, Cl ERR
Callable 01/15/26 @ $100.000 9.105%, TSFR3M + 5.200%, 04/15/33(A)(B)	2,155	2,143
ARES LII CLO, Ser 2025-52A, Cl ERR
Callable 01/22/26 @ $100.000 9.357%, TSFR3M + 5.500%, 04/22/31(A)(B)	110	109
CarVal CLO III, Ser 2025-2A, Cl ER2
Callable 04/20/26 @ $100.000 9.884%, TSFR3M + 6.000%, 07/20/32(A)(B)	490	478

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
CIFC Funding, Ser 2017-4A, Cl D
Callable 01/24/26 @ $100.000 10.227%, TSFR3M + 6.362%, 10/24/30(A)(B)	$700	$700
CIFC Funding, Ser 2025-4A, Cl ER
Callable 07/16/26 @ $100.000 9.144%, TSFR3M + 5.250%, 07/16/35(A)(B)	750	742
CIFC Funding, Ser 2025-7A, Cl ER
Callable 04/23/26 @ $100.000 8.760%, TSFR3M + 4.900%, 01/23/35(A)(B)	1,500	1,483
Dewolf Park CLO, Ser 2017-1A, Cl E
Callable 01/15/26 @ $100.000 10.366%, TSFR3M + 6.462%, 10/15/30(A)(B)	300	300
Dryden 55 CLO, Ser 2018-55A, Cl E
Callable 01/15/26 @ $100.000 9.566%, TSFR3M + 5.662%, 04/15/31(A)(B)	1,450	1,414
Dryden 60 CLO, Ser 2018-60A, Cl D
Callable 01/15/26 @ $100.000 7.166%, TSFR3M + 3.262%, 07/15/31(A)(B)	300	300
Elmwood CLO 30, Ser 2024-6A, Cl E
Callable 07/17/26 @ $100.000 9.132%, TSFR3M + 5.250%, 07/17/37(A)(B)	500	496
Elmwood CLO II, Ser 2024-2A, Cl A2RR
Callable 10/20/26 @ $100.000 5.434%, TSFR3M + 1.550%, 10/20/37(A)(B)	11,000	11,022
Empower CLO, Ser 2024-1A, Cl ER
Callable 10/20/26 @ $100.000 9.784%, TSFR3M + 5.900%, 10/20/37(A)(B)	660	647
Fortress Credit BSL III, Ser 2015-1A, Cl ER
Callable 01/18/26 @ $100.000 10.336%, TSFR3M + 6.452%, 04/18/31(A)(B)	1,000	992
Fortress Credit BSL VIII, Ser 2019-2A, Cl E
Callable 01/20/26 @ $100.000 11.156%, TSFR3M + 7.272%, 10/20/32(A)(B)	1,000	990
Goldentree Loan Management US CLO, Ser 2025-6A, Cl ER2
Callable 01/20/26 @ $100.000 8.384%, TSFR3M + 4.500%, 04/20/35(A)(B)	3,800	3,705
Harbor Park CLO, Ser 2025-1A, Cl ER2
Callable 04/20/26 @ $100.000 9.134%, TSFR3M + 5.250%, 01/20/31(A)(B)	3,170	3,137

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Kennedy Lewis CLO 6, Ser 2024-6A, Cl AR2
Callable 10/22/26 @ $100.000 5.257%, TSFR3M + 1.400%, 10/22/37(A)(B)	$10,000	$10,011
KKR CLO, Ser 2018-23, Cl E
Callable 01/20/26 @ $100.000 10.146%, TSFR3M + 6.262%, 10/20/31(A)(B)	1,000	971
Madison Park Funding XXVII, Ser 2025-27A, Cl ER
Callable 04/20/27 @ $100.000 9.384%, TSFR3M + 5.500%, 04/20/38(A)(B)	250	244
Magnetite XXXI, Ser 2026-31A, Cl ER 8.172%, TSFR3M + 4.500%, 07/15/34(A)(B)	3,500	3,500
Meacham Park CLO, Ser 2024-1A, Cl E
Callable 10/20/26 @ $100.000 9.234%, TSFR3M + 5.350%, 10/20/37(A)(B)	1,500	1,485
Neuberger Berman Loan Advisers CLO, Ser 2024-29A, Cl A2R
Callable 01/19/27 @ $100.000 5.404%, TSFR3M + 1.520%, 01/19/39(A)(B)	11,700	11,704
Neuberger Berman Loan Advisers CLO, Ser 2025-38A, Cl ER2
Callable 04/20/26 @ $100.000 8.484%, TSFR3M + 4.600%, 10/20/36(A)(B)	1,795	1,770
Neuberger Berman Loan Advisers CLO, Ser 2025-46A, Cl ER
Callable 01/20/26 @ $100.000 9.034%, TSFR3M + 5.150%, 01/20/37(A)(B)	250	247
Neuberger Berman Loan Advisers CLO, Ser 2025-47A, Cl ER
Callable 07/14/26 @ $100.000 10.155%, TSFR3M + 5.350%, 04/16/35(A)(B)	150	148
Northwoods Capital XII-B, Ser 2024-12BA, Cl BR
Callable 03/15/26 @ $100.000 5.423%, TSFR3M + 1.700%, 06/15/31(A)(B)	10,500	10,514
Oaktree CLO, Ser 2019-4A, Cl ERR
Callable 07/20/26 @ $100.000 10.474%, TSFR3M + 6.590%, 07/20/37(A)(B)	250	248
Octagon Investment Partners 29, Ser 2024-1A, Cl ER2
Callable 07/18/26 @ $100.000 11.054%, TSFR3M + 7.170%, 07/18/39(A)(B)	1,500	1,453

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Octagon Investment Partners 48, Ser 2024-3A, Cl ER2
Callable 10/15/26 @ $100.000 10.655%, TSFR3M + 6.750%, 01/15/39(A)(B)	$1,000	$990
OHA Credit Partners VII, Ser 2025-7A, Cl D2R4
Callable 02/20/27 @ $100.000 7.389%, TSFR3M + 3.500%, 02/20/38(A)(B)	2,000	1,977
OHA Credit Partners VII, Ser 2025-7A, Cl ER4
Callable 02/20/27 @ $100.000 8.389%, TSFR3M + 4.500%, 02/20/38(A)(B)	2,000	1,981
Renew, Ser 2024-2A, Cl A
Callable 11/20/39 @ $100.000 5.326%, 11/20/60(A)	8,039	7,642
Sculptor CLO XXVII, Ser 2025-27A, Cl ER
Callable 01/20/26 @ $100.000 10.134%, TSFR3M + 6.250%, 07/20/34(A)(B)	340	332
Symphony CLO XX, Ser 2019-20A, Cl E
Callable 01/16/26 @ $100.000 10.445%, TSFR3M + 6.552%, 01/16/32(A)(B)	250	243
TIAA CLO I, Ser 2016-1A, Cl DR
Callable 01/20/26 @ $100.000 7.646%, TSFR3M + 3.762%, 07/20/31(A)(B)	500	502
TICP CLO VII, Ser 2017-7A, Cl ER
Callable 01/15/26 @ $100.000 11.216%, TSFR3M + 7.312%, 04/15/33(A)(B)	1,830	1,817
		88,311
IRELAND — 0.3%
Barings Euro CLO, Ser 2024-1A, Cl D
Callable 01/20/26 @ $100.000 6.504%, EUR003M + 4.500%, 07/20/37(A)(B) EUR	875	1,028
Hayfin Emerald CLO V DAC, Ser 2024-5A, Cl ER
Callable 02/17/26 @ $100.000 9.114%, EUR003M + 7.050%, 11/17/37(A)(B)	2,760	3,242
		4,270
JERSEY — 0.3%
Fortress Credit BSL XVIII, Ser 2025-1A, Cl D1R
Callable 01/23/26 @ $100.000 7.760%, TSFR3M + 3.900%, 04/23/36(A)(B)	$430	429

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)		Fair Value (000)
JERSEY — (continued)
Juniper Valley Park CLO, Ser 2025-1A, Cl ERR
Callable 07/20/26 @ $100.000 8.634%, TSFR3M + 4.750%, 07/20/36(A)(B)		$2,770	$2,739
OCP CLO, Ser 2024-31A, Cl E
Callable 04/20/26 @ $100.000 10.784%, TSFR3M + 6.900%, 04/20/37(A)(B)		1,440	1,446
			4,614
UNITED KINGDOM — 0.1%
London Cards No. 2, Ser 2024-2, Cl E
Callable 03/28/27 @ $100.000 9.231%, SONIA/N + 5.500%, 03/28/34(B)	GBP	200	276
Newday Funding Master Issuer, Ser 2024-3A, Cl E
Callable 11/15/27 @ $100.000 7.594%, SONIA/N + 3.750%, 11/15/32(A)(B)		780	1,068
			1,344
UNITED STATES — 12.1%
ACHM Trust, Ser 2024-HE2, Cl A
Callable 10/25/29 @ $100.000 5.350%, 10/25/39(A)		$7,483	7,515
ACHM Trust, Ser 2025-HE1, Cl A
Callable 06/25/31 @ $100.000 5.920%, 03/25/55(A)(B)		2,960	3,000
ACHV ABS Trust, Ser 2023-4CP, Cl E
Callable 03/25/26 @ $100.000 10.500%, 11/25/30(A)		361	364
Affirm Asset Securitization Trust, Ser 2023-X1, Cl D
Callable 01/15/26 @ $100.000 9.550%, 11/15/28(A)		93	94
Affirm Asset Securitization Trust, Ser 2024-A, Cl D
Callable 02/15/26 @ $100.000 6.890%, 02/15/29(A)		1,300	1,303
Affirm Asset Securitization Trust, Ser 2024-B, Cl E
Callable 09/15/26 @ $100.000 7.350%, 09/15/29(A)		2,000	2,012
Affirm Master Trust, Ser 2025-1A, Cl E
Callable 02/15/27 @ $100.000 7.180%, 02/15/33(A)		5,000	5,037

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Ally Bank Auto Credit-Linked Notes, Ser 2024-A, Cl G
Callable 11/15/27 @ $100.000 12.748%, 05/17/32(A)	$288	$299
Aqua Finance Trust, Ser 2024-A, Cl A
Callable 08/17/32 @ $100.000 4.810%, 04/18/50(A)	6,188	6,246
Avant Loans Funding Trust, Ser 2025-REV1, Cl D
Callable 12/15/26 @ $100.000 8.390%, 05/15/34(A)	725	739
Bellemeade Re, Ser 2025-1, Cl M1B
Callable 10/25/29 @ $100.000 6.374%, SOFR30A + 2.500%, 10/25/35(A)(B)	1,250	1,257
Bellemeade Re, Ser 2025-1, Cl M1C
Callable 10/25/29 @ $100.000 7.124%, SOFR30A + 3.250%, 10/25/35(A)(B)	750	755
Blue Stream Issuer, Ser 2023-1A, Cl C
Callable 11/20/26 @ $100.000 8.898%, 05/20/53(A)	1,000	1,021
Bluepeak ABS Issuer, Ser 2025-1A, Cl B
Callable 12/20/28 @ $100.000 6.491%, 12/20/55(A)	1,000	1,010
Brex Commercial Charge Card Master Trust, Ser 2024-1, Cl B 11.590%, 07/15/27(A)	500	501
Carvana Auto Receivables Trust, Ser 2024-N3, Cl E
Callable 11/10/29 @ $100.000 7.660%, 04/12/32(A)	2,120	2,124
Carvana Auto Receivables Trust, Ser 2025-N1, Cl E
Callable 11/10/29 @ $100.000 7.730%, 08/10/32(A)	5,058	5,067
Cologix Data Centers US Issuer, Ser 2021-1A, Cl A2
Callable 01/25/26 @ $100.000 3.300%, 12/26/51(A)	5,000	4,914
Cologix Data Centers US Issuer, Ser 2021-1A, Cl C
Callable 01/25/26 @ $100.000 5.990%, 12/26/51(A)	2,000	1,969
Consolidated Communications, Ser 2025-1A, Cl C
Callable 05/20/28 @ $100.000 9.408%, 05/20/55(A)	5,000	5,225

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Consolidated Communications, Ser 2025-4A, Cl C
Callable 12/20/28 @ $100.000 8.098%, 12/20/55(A)	$2,500	$2,550
Consumer Portfolio Services Auto Trust, Ser 2025-B, Cl E
Callable 03/15/30 @ $100.000 7.950%, 03/15/33(A)	2,620	2,716
Ent Auto Receivables Trust, Ser 2023-1A, Cl D
Callable 04/15/28 @ $100.000 7.700%, 03/17/31(A)	1,560	1,636
Equify ABS, Ser 2024-1A, Cl A
Callable 04/15/28 @ $100.000 5.430%, 04/18/33(A)	2,582	2,586
Exeter Automobile Receivables Trust, Ser 2025-3A, Cl E
Callable 10/15/30 @ $100.000 7.520%, 12/15/32(A)	4,590	4,706
Exeter Automobile Receivables Trust, Ser 2025-5A, Cl E
Callable 07/15/30 @ $100.000 7.150%, 06/15/33(A)	3,460	3,471
FIGRE Trust, Ser 2025-HE8, Cl E
Callable 05/25/33 @ $100.000 7.250%, 11/25/55(A)(B)	200	198
FIP Master Funding, Ser 2024-1A, Cl A1 4.880%, 10/15/54(A)	7,976	8,010
Flatiron CLO 23, Ser 2025-1A, Cl ER
Callable 07/17/26 @ $100.000 8.832%, TSFR3M + 4.950%, 04/17/36(A)(B)	2,100	2,086
Flexential Issuer, Ser 2021-1A, Cl A2
Callable 01/25/26 @ $100.000 3.250%, 11/27/51(A)	3,119	3,074
Flexential Issuer, Ser 2021-1A, Cl B
Callable 01/25/26 @ $100.000 3.720%, 11/27/51(A)	1,500	1,478
Flexential Issuer, Ser 2021-1A, Cl C
Callable 01/25/26 @ $100.000 6.930%, 11/27/51(A)	5,000	4,962

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Flexential Issuer, Ser 2025-1A, Cl A2
Callable 10/25/28 @ $100.000 6.030%, 10/25/60(A)	$6,500	$6,466
Flexential Issuer, Ser 2025-1A, Cl C
Callable 10/25/28 @ $100.000 8.540%, 10/25/60(A)	5,000	5,016
Frontier Issuer, Ser 2023-1, Cl C
Callable 07/20/26 @ $100.000 11.500%, 08/20/53(A)	1,000	1,030
GLS Auto Receivables Issuer Trust, Ser 2025-1A, Cl E
Callable 07/15/29 @ $100.000 7.190%, 03/15/32(A)	4,250	4,328
GLS Auto Receivables Issuer Trust, Ser 2025-2A, Cl E
Callable 07/15/30 @ $100.000 7.730%, 06/15/32(A)	1,720	1,781
GoodLeap Home Improvement Solutions Trust, Ser 2024-1A, Cl C 8.940%, 10/20/46(A)	841	874
GS Mortgage-Backed Securities Trust, Ser 2025-HE2, Cl B1
Callable 10/25/28 @ $100.000 6.974%, SOFR30A + 3.100%, 12/25/65(A)(B)	950	956
Hertz Vehicle Financing III, Ser 2023-1A, Cl 1D 9.130%, 06/25/27(A)	470	474
Hertz Vehicle Financing III, Ser 2023-2A, Cl D 9.400%, 09/25/29(A)	250	261
Hertz Vehicle Financing III, Ser 2023-4A, Cl D 9.440%, 03/25/30(A)	290	304
Hertz Vehicle Financing III, Ser 2025-1A, Cl D
Callable 09/25/28 @ $100.000 7.980%, 09/25/29(A)	580	588
Hertz Vehicle Financing III, Ser 2025-2A, Cl D
Callable 09/25/30 @ $100.000 8.340%, 09/25/31(A)	1,280	1,291
Hertz Vehicle Financing, Ser 2022-5A, Cl D
Callable 09/25/27 @ $100.000 6.780%, 09/25/28(A)	1,370	1,368
Home RE, Ser 2023-1, Cl M2
Callable 10/25/28 @ $100.000 9.865%, SOFR30A + 6.000%, 10/25/33(A)(B)	720	772

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Hotwire Funding, Ser 2024-1A, Cl C
Callable 06/20/27 @ $100.000 9.188%, 06/20/54(A)	$140	$145
Island Finance Trust, Ser 2025-1A, Cl B
Callable 11/17/26 @ $100.000 7.950%, 03/19/35(A)	300	302
Island Finance Trust, Ser 2025-1A, Cl C
Callable 11/17/26 @ $100.000 10.000%, 03/19/35(A)	350	355
Kapitus Asset Securitization V, Ser 2025-1A, Cl D
Callable 05/10/27 @ $100.000 10.920%, 04/10/32(A)	550	553
LMRE Trust, Ser 2025-SFR1, Cl A 4.500%, 12/17/42(A)	5,000	4,893
Mariner Finance Issuance Trust, Ser 2024-AA, Cl D
Callable 08/20/27 @ $100.000 6.770%, 09/22/36(A)	570	584
Marlette Funding Trust, Ser 2023-2A, Cl D
Callable 05/15/27 @ $100.000 7.920%, 06/15/33(A)	1,670	1,703
MetroNet Infrastructure Issuer, Ser 2025-2A, Cl C
Callable 08/20/28 @ $100.000 7.830%, 08/20/55(A)	1,500	1,542
OnDeck Asset Securitization Trust IV, Ser 2024-2A, Cl C
Callable 10/17/26 @ $100.000 7.030%, 10/17/31(A)	1,300	1,315
OnDeck Asset Securitization Trust IV, Ser 2024-2A, Cl D
Callable 10/17/26 @ $100.000 9.490%, 10/17/31(A)	140	141
OnDeck Asset Securitization Trust IV, Ser 2025-1A, Cl D
Callable 04/17/27 @ $100.000 8.770%, 04/19/32(A)	100	101
Pagaya AI Debt Grantor Trust, Ser 2025-3, Cl D
Callable 05/15/27 @ $100.000 6.988%, 12/15/32(A)	200	203

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
PEAC Solutions Receivables, Ser 2024-2A, Cl A3
Callable 07/20/27 @ $100.000 4.650%, 10/20/31(A)	$5,000	$5,029
Progress Residential Trust, Ser 2024-SFR2, Cl F 3.650%, 04/17/41(A)(B)	690	639
Purchasing Power Funding, Ser 2024-A, Cl D 7.260%, 08/15/28(A)	450	450
Radnor RE, Ser 2022-1, Cl M2
Callable 01/25/28 @ $100.000 12.374%, SOFR30A + 8.500%, 09/25/32(A)(B)	6,500	7,250
RCKT Mortgage Trust, Ser 2024-CES7, Cl A1A
Callable 09/25/27 @ $100.000 5.158%, 10/25/44(A)(C)	3,404	3,415
Reach ABS Trust, Ser 2025-1A, Cl D
Callable 06/15/29 @ $100.000 7.750%, 08/16/32(A)	260	267
Reach ABS Trust, Ser 2025-2A, Cl D
Callable 11/15/29 @ $100.000 7.310%, 08/18/32(A)	1,530	1,549
Regional Management Issuance Trust, Ser 2024-1, Cl D
Callable 06/15/27 @ $100.000 7.460%, 07/15/36(A)	2,500	2,575
SAIF Securitization Trust, Ser 2025-CES1, Cl B1
Callable 08/25/28 @ $100.000 7.234%, 06/25/65(A)(B)	1,000	1,003
STAR Trust, Ser 2024-SFR4, Cl A 5.500%, TSFR1M + 1.750%, 10/17/41(A)(B)	9,978	10,015
Switch ABS Issuer, Ser 2024-2A, Cl C
Callable 06/25/27 @ $100.000 10.033%, 06/25/54(A)	4,500	4,621
Switch ABS Issuer, Ser 2025-2A, Cl B
Callable 10/25/28 @ $100.000 6.244%, 10/25/55(A)	2,500	2,502
Towd Point Asset Trust, Ser 2021-SL1, Cl D 5.548%, TSFR1M + 1.814%, 11/20/61(A)(B)	3,130	3,081
Uniti Fiber Abs Issuer, Ser 2025-1A, Cl C
Callable 10/20/28 @ $100.000 9.018%, 04/20/55(A)	3,000	3,168

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Upgrade Auto Receivables Trust, Ser 2025-1A, Cl E
Callable 04/15/30 @ $100.000 7.500%, 11/15/33(A)	$210	$209
Upgrade Receivables Trust, Ser 2024-1A, Cl D
Callable 01/15/28 @ $100.000 8.900%, 02/18/31(A)	1,500	1,544
Upgrade Receivables Trust, Ser 2024-1A, Cl E
Callable 01/15/28 @ $100.000 11.530%, 02/18/31(A)	3,040	3,114
Upstart Securitization Trust, Ser 2023-2, Cl C
Callable 03/20/27 @ $100.000 11.870%, 06/20/33(A)	1,134	1,199
Upstart Securitization Trust, Ser 2025-2, Cl D
Callable 07/20/29 @ $100.000 8.000%, 06/20/35(A)	2,580	2,627
Upstart Securitization Trust, Ser 2025-3, Cl D
Callable 06/20/29 @ $100.000 7.410%, 09/20/35(A)	1,000	991
Upstart Securitization Trust, Ser 2025-4, Cl D
Callable 10/20/29 @ $100.000 7.670%, 11/20/35(A)	1,515	1,513
US Bank, Ser 2023-1, Cl D
Callable 10/25/26 @ $100.000 13.597%, 08/25/32(A)	160	163
Verdant Receivables, Ser 2024-1A, Cl D
Callable 09/12/28 @ $100.000 7.230%, 12/12/31(A)	570	595
VINE Trust, Ser 2023-SFR1, Cl A 4.750%, 12/17/40(A)	7,038	7,007
Vista Point Securitization Trust, Ser 2024-CES2, Cl A1
Callable 09/25/27 @ $100.000 5.252%, 10/25/54(A)(C)	2,125	2,124
Vista Point Securitization Trust, Ser 2024-CES3, Cl A1
Callable 12/25/27 @ $100.000 5.679%, 01/25/55(A)(C)	4,012	4,032
Vista Point Securitization Trust, Ser 2024-CES3, Cl B1
Callable 12/25/27 @ $100.000 7.833%, 01/25/55(A)(B)	1,644	1,670

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

ASSET-BACKED SECURITIES — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Westgate Resorts, Ser 2023-1A, Cl D
Callable 04/20/27 @ $100.000 10.140%, 12/20/37(A)	$214	$220
		197,843
TOTAL ASSET-BACKED SECURITIES
(Cost $302,752) (000)		304,831

CONVERTIBLE BONDS — 8.5%

AUSTRALIA — 0.0%
IREN
0.000%, 07/01/31(A)(E)	897	664

CHINA — 1.2%
Alibaba Group Holding 0.500%, 06/01/31	2,474	3,842
JD.com 0.250%, 06/01/29	7,260	7,257
Trip.com Group 0.750%, 06/15/29	6,798	8,358
		19,457
INDIA — 0.3%
MakeMyTrip 0.000%, 07/01/30(A)(E)	4,102	4,016

UNITED STATES — 7.0%
Akamai Technologies 0.250%, 05/15/33(A)	6,958	7,692
Alliant Energy 3.250%, 05/30/28(A)	4,489	4,581
Avnet 1.750%, 09/01/30(A)	4,665	4,597
Bloom Energy 0.000%, 11/15/30(A)(E)	450	391
Boston Properties 2.000%, 10/01/30(A)	4,950	4,779
Cable One 0.000%, 03/15/26(E)	1,610	1,586
CenterPoint Energy 3.000%, 08/01/28(A)	6,913	6,997

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CONVERTIBLE BONDS — continued

	Face Amount (000)	Fair Value (000)
Cheesecake Factory 2.000%, 03/15/30(A)	$1,000	$980
CMS Energy 3.375%, 05/01/28	6,447	6,895
Coinbase Global 0.000%, 10/01/29(A)(E)	5,301	4,918
Eos Energy Enterprises 1.750%, 12/01/31(A)	750	726
FirstEnergy 3.875%, 01/15/31(A)	7,053	7,589
GameStop 0.000%, 04/01/30(A)(E)	5,606	5,543
Hims & Hers Health 0.000%, 05/15/30(A)(E)	1,605	1,380
Live Nation Entertainment 2.875%, 10/15/31(A)	61	60
MARA Holdings 0.000%, 03/01/30(E)	3,675	2,881
NCL 0.750%, 09/15/30(A)	6,962	6,714
Northern Oil & Gas 3.625%, 04/15/29	1,722	1,659
Oddity Finance 0.000%, 06/15/30(A)(E)	1,750	1,507
PennyMac 8.500%, 06/01/29	3,060	3,238
PG&E 4.250%, 12/01/27	5,388	5,537
Redwood Trust 7.750%, 06/15/27	4,116	4,095
Rexford Industrial Realty 4.125%, 03/15/29(A)	2,971	2,961
Rivian Automotive 3.625%, 10/15/30	1,668	1,868
Southern 3.250%, 06/15/28(A)	7,062	7,048
Super Micro Computer 3.500%, 03/01/29	3,675	3,266
Upstart Holdings 0.000%, 02/15/32(A)(E)	4,564	3,768

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CONVERTIBLE BONDS — continued

	Face Amount (000)	Fair Value (000)
Wayfair 3.500%, 11/15/28	$1,651	$3,778
Zscaler 0.000%, 07/15/28(A)(E)	7,061	6,606
		113,640
TOTAL CONVERTIBLE BONDS (Cost $136,795) (000)		137,777

U.S. TREASURY OBLIGATIONS — 3.7%

U.S. Treasury Bills
3.827%, 01/22/26(G)	20,000	19,960
3.723%, 02/19/26(G)	25,000	24,881
3.561%, 03/19/26(G)	10,000	9,926
U.S. Treasury Notes 4.625%, 06/15/27	5,000	5,080

TOTAL U.S. TREASURY OBLIGATIONS (Cost $59,808) (000)		59,847

EXCHANGE-TRADED FUND — 1.4%

	Shares
UNITED STATES — 1.4%

Equity Fund — 1.4% iShares Bitcoin Trust ETF *	460,979	22,888
TOTAL EXCHANGE-TRADED FUND (Cost $26,904) (000)		22,888

PREFERRED STOCK — 1.3%

UNITED STATES — 1.3%

Financials — 0.9%
Adamas Trust, 6.875%	34,100	763
Apollo Global Management, 6.750%	37,500	2,832
Ares Management, 6.750%	63,113	3,181
PennyMac Mortgage Investment Trust, 9.000%	42,524	1,093
Shift4 Payments, 6.000%	78,746	6,301
TPG RE Finance Trust, 6.250%	12,403	223
Western Alliance Bancorp, 4.250%	19,200	436
		14,829

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

PREFERRED STOCK — continued

	Shares	Fair Value (000)
UNITED STATES — (continued)		(continued)

Information Technology — 0.2%
Hewlett Packard Enterprise, 7.625%	44,154	$2,945
Novanta, 6.500%	15,380	845
		3,790
Materials — 0.1%
Albemarle, 7.250%	22,725	1,350

Real Estate — 0.0%
Brookfield Property Partners, 6.250%	20,460	317

Utilities — 0.1%
NextEra Energy, 7.299%	27,003	1,398

TOTAL PREFERRED STOCK (Cost $22,895) (000)		21,684

PURCHASED SWAPTIONS — 1.0%

Notional
Amount (000)^
PURCHASED SWAPTIONS
Total Purchased Swaptions(H)
(Cost $16,619) (000)	2,398,200	$16,573

PURCHASED OPTIONS — 0.3%

Contracts
PURCHASED OPTIONS
Total Purchased Options(H) (Cost $6,133) (000)	4,767	$5,235

SHORT-TERM INVESTMENT — 15.5%

	Shares
BlackRock Cash Funds Treasury Fund – Institutional Shares 3.690%(I)	252,061,620	252,062

TOTAL SHORT-TERM INVESTMENT
(Cost $252,062) (000)		252,062

TOTAL INVESTMENTS — 226.5%
(Cost $3,650,817) (000)		$3,686,180

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

SECURITIES SOLD SHORT CORPORATE OBLIGATIONS — (0.5)%

	Face Amount (000)	Fair Value (000)
UNITED STATES — (0.5)%
B&G Foods 8.000%, 09/15/28 (A)	$(834)	$(821)
Celanese US Holdings 6.500%, 04/15/30	(1,073)	(1,078)
Marriott Ownership Resorts 6.500%, 10/01/33 (A)	(927)	(889)
Miter Brands Acquisition Holdco 6.750%, 04/01/32 (A)	(1,585)	(1,625)
Park-Ohio Industries 8.500%, 08/01/30 (A)	(1,771)	(1,819)
Specialty Building Products Holdings 7.750%, 10/15/29 (A)	(1,631)	(1,591)

		(7,823)
TOTAL CORPORATE OBLIGATIONS (Proceeds $(7,766)) (000)		(7,823)

U.S. TREASURY OBLIGATIONS — (1.5)%

U.S. Treasury Notes 4.625%, 06/15/27	(24,000)	(24,384)

Total U.S. Treasury Obligations (Proceeds $(24,134)) (000)		(24,384)

COMMON STOCK — (4.0)%

	Shares
AUSTRALIA — 0.0%

Information Technology — 0.0% IREN	(8,275)	(312)

CHINA — (0.6)%

Consumer Discretionary — (0.6)%
Alibaba Group Holding ADR	(20,557)	(3,013)
JD.com ADR	(66,424)	(1,906)
Trip.com Group ADR	(75,030)	(5,396)
		(10,315)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Fair Value (000)
INDIA — (0.1)%

Consumer Discretionary — (0.1)%
MakeMyTrip *	(19,244)	$(1,580)

ISRAEL — 0.0%

Consumer Staples — 0.0%
Oddity Tech, Cl A	(11,789)	(474)

UNITED STATES — (3.3)%

Consumer Discretionary — (0.6)%
Cheesecake Factory	(7,775)	(393)
GameStop, Cl A	(122,060)	(2,451)
Norwegian Cruise Line Holdings	(117,580)	(2,624)
Rivian Automotive, Cl A	(56,758)	(1,119)
Wayfair, Cl A	(33,287)	(3,342)
		(9,929)
Energy — 0.0%
Northern Oil & Gas	(24,591)	(528)

Financials — (0.8)%
Apollo Global Management	(17,808)	(2,578)
Ares Management, Cl A	(15,057)	(2,434)
Coinbase Global, Cl A	(7,932)	(1,794)
Shift4 Payments, Cl A	(72,392)	(4,558)
Upstart Holdings	(42,294)	(1,849)
		(13,213)
Health Care — 0.0%
Hims & Hers Health	(15,985)	(519)

Industrials — (0.1)%
Bloom Energy, Cl A	(1,754)	(153)
Eos Energy Enterprises	(38,663)	(443)
		(596)
Information Technology — (0.7)%
Akamai Technologies	(55,356)	(4,830)
Avnet	(25,226)	(1,213)
Hewlett Packard Enterprise	(103,706)	(2,491)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Fair Value (000)
UNITED STATES — (continued)
MARA Holdings	(70,909)	$(637)
Novanta	(5,383)	(640)
Super Micro Computer	(27,747)	(812)
Zscaler *	(5,944)	(1,337)
		(11,960)
Materials — (0.1)%
Albemarle	(8,181)	(1,157)

Real Estate — (0.2)%
BXP	(26,775)	(1,807)
Rexford Industrial Realty	(11,687)	(452)
		(2,259)
Utilities — (0.8)%
Alliant Energy	(21,297)	(1,385)
CenterPoint Energy	(47,446)	(1,819)
CMS Energy	(41,836)	(2,926)
FirstEnergy	(73,800)	(3,304)
NextEra Energy	(11,951)	(959)
PG&E	(64,108)	(1,030)
Southern	(12,440)	(1,085)
		(12,508)
		(52,669)
TOTAL COMMON STOCK
(Proceeds $(67,450)) (000)		(65,350)

TOTAL SECURITIES SOLD SHORT — (6.0)%
(Proceeds $(99,350)) (000)		$(97,557)

WRITTEN SWAPTIONS — (1.1)%

Notional
Amount (000)^
Total Written Swaptions(H)
(Premiums Received $17,041) (000)	(2,995,200)	$(17,288)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

^	Notional amount includes both U.S. Dollars and Euros. Refer to table below for the specific currency associated with each option.
*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." On December 31, 2025, the value of these securities amounted $844,501 (000) and represented 51.9% of net assets.
(B)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.
(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2025. The coupon on a step bond changes on a specified date.
(D)	No rate available.
(E)	Zero Coupon Security.
(F)	Perpetual security with no stated maturity date.
(G)	The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(H)	Refer to tables below for details on Options and Swaptions Contracts.
(I)	Rate shown is the 7-day effective yield as of December 31, 2025. The BlackRock Cash Funds Treasury Fund's financial statements are available on the SEC's website at https:// www.sec.gov.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Open exchange traded options contracts held by the Fund at December 31, 2025, are as follows:

PURCHASED OPTIONS — 0.1%

	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS
UNITED STATES — 0.0%
10-Year U.S. Treasury Long Bond Future Option	900	$1,012	$113.00	01/17/26	$211
10-Year U.S. Treasury Long Bond Future Option	1,690	1,900	112.50	01/17/26	713
					924
PUT OPTIONS
UNITED STATES — 0.1%
10-Year U.S. Treasury Long Bond Future Option	1,690	1,900	112.50	01/17/26	819
iShares Russell 2000 ETF	322	7,926	240.00	02/20/26	126
iShares Russell 2000 ETF	163	4,013	227.00	01/16/26	2
					947
Total Purchased Options					1,871

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Open OTC options contracts held by the Fund at December 31, 2025, are as follows:

PURCHASED OPTIONS — 0.2%

	Counterparty	Number of Contracts	Notional Amount (000)		Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS
EURO — 0.0%
EURIBOR Swap Rate Option(1)	Nomura Securities International	1	EUR	1,000,000	0.25%	07/17/28	$128
UNITED STATES — 0.2%
MS Cross-Asset Carry & Convexity Basket Option(2)	Morgan Stanley	1		$100,000	$210.9522	10/07/27	3,236
Total Purchased Options							$3,364

(1)	A call option purchased on the spread between the 30-year and 10-year euro constant-maturity swap rates, a 10s30s spread. The option has two strike conditions that must be met at expiry to exercise: the 10s30s spread exceeds 0.25% and the 30-year euro swap rate is below 2.5%.
(2)	This is a 3.61% deferred premium 2 year ATM call option with a volatility lock mechanism on a basket of Morgan Stanely volatility carry strategies across equity, VIX, rates, and credit.

The following table represents the individual underlying components comprising the Basket Option at December 31, 2025:

		Percentage of
Ticker	Strategy	Notional
MSCBUVQ1	NDX Upside Vol Carry	32.25%
MSCBWVPS	SPX Weekly Vol Carry	10.03%
MSCBWVRS	RTY Weekly Vol Carry	10.08%
MSVXCS02	VIX RV and Rolldown	40.18%
MSFVWGTT	Rates Vol Carry	29.78%
MSCBVMH2	Credit Vol Carry	9.98%
MSCBDLVS	VIX Call Spread Replication	12.34%
MSCBGLE1	SPX Grind Lower	9.91%
MSCV10SP	SPX Conditional Down Var	16.34%
MSCBPRTS	SPX Theta Neutral Put Ratios	6.95%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Open OTC swaptions contracts held by the Fund at December 31, 2025, are as follows:

Description	Counterparty	Notional Amount (000)		Strike Price	Expiration Date	Value (000)
PURCHASED SWAPTIONS — 1.0%
Call Swaptions
USD-SOFR Swaption Receiver	Nomura Securities International		$60,000	4.27%	01/16/2035	$2,364
USD-SOFR Swaption Receiver	Nomura Securities International		20,400	4.48%	09/26/2035	541
			80,400			2,905
Put Swaptions
EURIBOR Swaption Payer	Nomura Securities International	EUR	925,000	2.17%	09/07/2026	1,342
USD-SOFR Swaption Payer	Nomura Securities International		$300,000	4.40%	01/16/2035	10,665
USD-SOFR Swaption Payer	Nomura Securities International		500,000	2.93%	09/08/2026	1,102
USD-SOFR Swaption Payer	Nomura Securities International		500,000	2.93%	09/08/2026	272
USD-SOFR Swaption Payer	Nomura Securities International		11,800	4.22%	09/26/2030	648
USD-SOFR Swaption Straddle	Nomura Securities International		81,000	4.22%	09/26/2030	(361)
			2,317,800			13,668
Total Purchased Swaptions			2,398,200			$16,573
WRITTEN SWAPTIONS — (1.1)%
Put Swaptions
EURIBOR Swaption Payer	Nomura Securities International	EUR	(925,000)	1.97%	09/07/2026	(1,930)
EURIBOR Swaption Payer	Nomura Securities International		(1,000,000)	2.07%	09/07/2026	(601)
USD-SOFR Swaption Payer	Nomura Securities International		$(500,000)	3.33%	09/08/2026	(811)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Open OTC swaptions contracts held by the Fund at December 31, 2025, are as follows:

Description	Counterparty	Notional Amount (000)	Strike Price	Expiration Date	Value (000)
WRITTEN SWAPTIONS (continued)
USD-SOFR Swaption Payer	Nomura Securities International	$(60,000)	4.27%	01/16/2035	$(3,920)
USD-SOFR Swaption Payer	Nomura Securities International	(20,400)	4.48%	09/26/2035	(704)
USD-SOFR Swaption Payer	Nomura Securities International	(350,000)	6.40%	01/16/2035	(9,211)
USD-SOFR Swaption Straddle	Nomura Securities International	(128,000)	4.48%	09/26/2035	372
		(2,983,400)			(16,805)
Call Swaptions
USD-SOFR Swaption Receiver	Nomura Securities International	(11,800)	4.22%	09/26/2030	(483)
Total Written Swaptions		(2,995,200)			$(17,288)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Open futures contracts held by the Fund at December 31, 2025, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Long Contracts
S&P 500 Annual Dividend Index	2,876	Dec-2027		$49,949	$58,526	$8,577
U.S. 5-Year Treasury Note	214	Mar-2026		23,411	23,391	(20)
				73,360	81,917	8,557
Short Contracts
3 Month SOFR	(1,931)	Jun-2026		(466,902)	(465,781)	1,121
3 Month SOFR	(1,931)	Jun-2027		(467,757)	(467,713)	44
3 Month SOFR	(1,931)	Sep-2026		(467,566)	(466,771)	795
3 Month SOFR	(1,931)	Sep-2027		(468,177)	(467,567)	610
3 Month SOFR	(1,931)	Dec-2026		(467,450)	(467,519)	(69)
3 Month SOFR	(1,004)	Dec-2027		(243,407)	(242,980)	427
3 Month SOFR	(1,931)	Mar-2026		(466,135)	(464,949)	1,186
3 Month SOFR	(1,931)	Mar-2027		(468,130)	(467,737)	393
EURO STOXX® Quality Dividend 50 Index	(3,000)	Dec-2026	EUR	(54,590)	(57,961)	(2,914)
U.S. 10-Year Treasury Note	(4,832)	Mar-2026		$(546,297)	(543,298)	2,999
U.S. Ultra Long Treasury Bond	(47)	Mar-2026		(5,636)	(5,546)	90
				(4,122,047)	(4,117,822)	4,682
				(4,048,687)	$(4,035,905)	$13,239

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Open forward foreign currency contracts held by the Fund at December 31, 2025, are as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Depreciation(000)
State Street	01/16/26	GBP	5,970	USD	7,971	$(76)
State Street	01/16/26	EUR	4,370	USD	5,138	(1)
						$(77)

Open centrally cleared swap contracts held by the Fund at December 31, 2025, are as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)	Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
3.396%	SOFR INDEX	Annually	01/16/2027	USD	19,000	$(2)	$–	$(2)
3.281%	SOFR INDEX	Annually	10/29/2027	USD	11,516	22	–	22
3.281%	SOFR INDEX	Annually	10/29/2027	USD	9,500	18	–	18
3.251%	SOFR INDEX	Annually	10/29/2028	USD	4,851	17	–	17
3.251%	SOFR INDEX	Annually	10/29/2028	USD	16,255	57	–	57
3.272%	SOFR INDEX	Annually	10/29/2029	USD	20,456	109	–	109
3.272%	SOFR INDEX	Annually	10/29/2029	USD	15,318	82	3	79
3.312%	SOFR INDEX	Annually	05/31/2030	USD	23,000	89	–	89
3.312%	SOFR INDEX	Annually	10/29/2030	USD	22,182	166	2	164
3.312%	SOFR INDEX	Annually	10/29/2030	USD	4,765	36	3	33
3.365%	SOFR INDEX	Annually	10/29/2031	USD	2,450	23	–	23
3.586%	SOFR INDEX	Annually	10/29/2035	USD	569	10	–	10
3.687%	SOFR INDEX	Annually	10/29/2037	USD	3,622	78	–	78
3.801%	SOFR INDEX	Annually	10/29/2040	USD	140	4	–	4
3.901%	SOFR INDEX	Annually	10/29/2045	USD	262	10	–	10
3.907%	SOFR INDEX	Annually	10/29/2050	USD	767	34	–	34
						$753	$8	$745

Open OTC swap contracts held by the Fund at December 31, 2025, are as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Depreciation (000)
JPMorgan Chase	CDX.NA.HY.43 (4Y)	Buy	5.00%	Quarterly	12/20/2029	$2,620	$(253)	$(235)	$(18)
JPMorgan Chase	CDX.NA.HY.43 (4Y)	Buy	5.00%	Quarterly	12/20/2029	17,030	(2,948)	(2,911)	(37)
JPMorgan Chase	CDX.NA.HY.43 (4Y)	Buy	5.00%	Quarterly	12/20/2029	1,500	(145)	(98)	(47)
JPMorgan Chase	CDX.NA.HY.43 (4Y)	Buy	5.00%	Quarterly	12/20/2029	2,620	(406)	(239)	(167)
JPMorgan Chase	CDX.NA.HY.43 (4Y)	Buy	5.00%	Quarterly	12/20/2029	1,500	(233)	(201)	(32)
JPMorgan Chase	CDX.NA.HY.43 (4Y)	Buy	5.00%	Quarterly	12/20/2029	9,750	(1,687)	(1,589)	(98)
							(5,672)	$(5,273)	(399)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Bank of America	**BABXRPFV INDEX	0.00%	TOTAL RETURN	Quarterly	01/21/26	USD	53,922	$(72)	$–	$(72)
Bank of America	**BAFXCAVE INDEX	0.00%	TOTAL RETURN	Monthly	09/22/26	USD	97,925	–	–	–
Bank of America	**MLFSCRED INDEX	SOFR +0.25%	TOTAL RETURN	Quarterly	10/23/26	USD	25,174	(273)	–	(273)
Bank of America	**MLFSLGLB INDEX	SOFR +0.46%	TOTAL RETURN	Quarterly	08/21/26	USD	61,959	(190)	–	(190)
Bank of America	**MLFSSGLB INDEX	TOTAL RETURN	SOFR -0.28%	Quarterly	08/21/26	USD	61,832	435	–	435
Barclays	**BCFSAIPX INDEX	0.45%	TOTAL RETURN	Quarterly	10/27/26	USD	25,031	(473)	–	(473)
Barclays	**BCUSIPPS INDEX	TOTAL RETURN	0.00%	Quarterly	10/27/26	USD	18,731	1,468	–	1,468
BNP Paribas	**BPFXMRGU INDEX	0.10%	TOTAL RETURN	Quarterly	09/18/26	USD	39,873	(190)	–	(190)
BNP Paribas	**BPFXSTG2 INDEX	0.10%	TOTAL RETURN	Quarterly	10/15/26	USD	38,596	122	–	122
Deutsche Bank	**DBGNLASU INDEX	0.00%	TOTAL RETURN	Quarterly	01/26/26	USD	47,266	3,040	–	3,040
Goldman Sachs	**GSCBAHPA INDEX	CNH-HIBOR +0.40%	TOTAL RETURN	Quarterly	08/21/26	CNH	262,653	1,972	–	1,972
Goldman Sachs	**GSCBAHPH INDEX	TOTAL RETURN	HKD-HIBOR -0.40%	Quarterly	08/21/26	HKD	287,720	(1,390)	–	(1,390)
Goldman Sachs	**GSCBEJFB INDEX	SOFR +0.42%	TOTAL RETURN	Monthly	01/30/26	USD	159,149	(60)	–	(60)
Goldman Sachs	**GSFS100D INDEX	SOFR +0.25%	TOTAL RETURN	Quarterly	05/28/26	USD	29,250	444	–	444
Goldman Sachs	**GSXAF22F INDEX	0.00%	TOTAL RETURN	Quarterly	09/24/26	USD	50,281	389	–	389
Goldman Sachs	**GSXUAMER INDEX	TOTAL RETURN	SOFR -0.10%	Quarterly	05/31/26	USD	28,146	(41)	–	(41)
Goldman Sachs	**GSXUINTL INDEX	SOFR +0.25%	TOTAL RETURN	Quarterly	05/31/26	USD	28,695	(50)	–	(50)
Goldman Sachs	SPSIRBKT INDEX	TOTAL RETURN	SOFR -0.25%	Monthly	01/30/26	USD	139,427	–	–	–
Goldman Sachs	X7 INDEX	TOTAL RETURN	SOFR -0.10%	Quarterly	05/31/26	USD	29,494	169	–	169
JPMorgan Chase	IBOXHY INDEX	TOTAL RETURN	SOFR	Quarterly	03/20/26	USD	21,656	(318)	103	(421)
JPMorgan Chase	IBOXHY INDEX	TOTAL RETURN	SOFR	Quarterly	06/20/26	USD	19,950	(86)	182	(268)
JPMorgan Chase	IBOXIG INDEX	TOTAL RETURN	SOFR	Quarterly	03/20/26	USD	8,000	(13)	2	(15)
Morgan Stanley	**MSFSERNL INDEX	FED FUNDS +0.30%	TOTAL RETURN	Quarterly	10/06/26	USD	26,124	(663)	–	(663)
Morgan Stanley	**MSFSERNS INDEX	TOTAL RETURN	FED FUNDS -0.25%	Quarterly	10/06/26	USD	25,073	(210)	–	(210)
Morgan Stanley	**MSFSREL INDEX	FED FUNDS +0.55%	TOTAL RETURN	Quarterly	10/06/27	USD	24,909	(177)	–	(177)
Morgan Stanley	**MSQSPB12 INDEX	0.00%	TOTAL RETURN	Quarterly	11/12/26	USD	67,176	(262)	–	(262)
Nomura Securities International	**NMIVRU3X INDEX	1.25%	TOTAL RETURN	Quarterly	09/29/26	USD	592	2	–	2
Nomura Securities International	**NMSY2RNU INDEX	0.15%	TOTAL RETURN	Quarterly	07/31/26	USD	74,878	215	–	215

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Societe Generale	**SGMDSBVH INDEX	0.20%	TOTAL RETURN	Quarterly	04/02/26	USD	74,285	$212	$–	$212
UBS	**UBCSGGV3 INDEX	0.20%	TOTAL RETURN	Quarterly	05/19/26	USD	57,116	(485)	–	(485)
							1,884,883	$3,515	$287	$3,228

^	Notional amounts for OTC swaps are listed in their local currency.
**	The following tables represent the individual underlying components comprising the Index Basket Swaps at December 31, 2025.
**	BABXRPFV Index: A commodity volatility multi-factor basket of four commodity strategies with equally weighted risk contributions targeting three factors: Vol Carry, Vol Hedging, and Relative Value Vol

	Top Underlying Components	Notional	Percentage of Notional
Future	LME Copper Futures February 26	$8,550,266	15.88%
	LME Copper Futures January 26	7,997,099	14.85%
	LME Copper Futures March 26	5,858,482	10.88%
	LME Zinc Futures January 26	3,350,108	6.22%
	LME Copper Futures April 26	3,058,644	5.68%
	LME Nickel Futures January 26	2,701,820	5.02%
	Brent Crude Futures March 26	(2,392,977)	-4.44%
	Gold 100 oz Futures February 26	2,217,652	4.12%
	Corn Futures March 26	1,889,548	3.51%
	LME Nickel Futures February 26	1,866,103	3.47%
	LME Nickel Futures March 26	1,762,589	3.27%
	Brent Crude Futures April 26	(1,419,966)	-2.64%
	WTI Crude Futures February 26	(1,399,344)	-2.60%
	LME Zinc Futures February 26	1,199,251	2.23%
	LME Zinc Futures March 26	581,369	1.08%
	Gold 100 oz Futures April 26	437,803	0.81%
	WTI Crude Futures May 26	302,621	0.56%
	Brent Crudes Future June 26	241,165	0.45%
	Brent Crude Futures May 26	(130,969)	-0.24%
	WTI Crude Futures April 26	92,586	0.17%
	WTI Crude Futures March 26	(87,521)	-0.16%
Option	Call Option on Copper LME Option January 26C 10000	(633,908)	-1.18%
	Call Option on Copper LME Option January 26C 9900	(581,737)	-1.08%
	Call Option on Copper LME Option March 26C 10800	(399,010)	-0.74%
	Call Option on Copper LME Option March 26C 10700	(316,531)	-0.59%
	Call Option on Copper LME Option February 26C 10600	(275,968)	-0.51%
	Call Option on Copper LME Option February 26C 10700	(261,029)	-0.48%
	Call Option on Copper LME Option January 26C 10100	(225,690)	-0.42%
	Put Option on Crude Oil Option IPE May 26P 62	(223,656)	-0.42%
	Put Option on Crude Oil Option IPE April 26P 64	(205,510)	-0.38%
	Call Option on Corn Futures Option March 26C 440	(200,504)	-0.37%
	Put Option on Corn Futures Option March 26P 440	(195,841)	-0.36%
	Call Option on Copper LME Option March 26C 10900	(185,902)	-0.35%
	Call Option on Crude Oil Option IPE May 26C 62	(151,387)	-0.28%
	Call Option on Copper LME Option February 26C 10300	(132,908)	-0.25%
	Call Option on Copper LME Option April 26C 11500	(129,683)	-0.24%
	Put Option on Corn Futures Option May 26P 450	(127,424)	-0.24%
	Call Option on Copper LME Option February 26C 11000	(127,337)	-0.24%
	Call Option on Copper LME Option February 26C 10400	(125,769)	-0.23%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Call Option on Copper LME Option April 26C 11600	$(121,053)	-0.22%
Call Option on Copper LME Option February 26C 10500	(118,092)	-0.22%
Put Option on Crude Oil Option IPE March 26P 65	(116,479)	-0.22%
Call Option on Corn Futures Option March 26C 430	(116,343)	-0.22%
Call Option on Corn Futures Option May 26C 450	(115,507)	-0.21%
Put Option on Crude Oil Option IPE April 26P 63	(105,949)	-0.20%
Call Option on Copper LME Option February 26C 10800	(97,594)	-0.18%
Put Option on Crude Oil Option IPE June 26P 61	(97,479)	-0.18%
Call Option on Zinc Spot Option (LME) March 26C 3100	(95,144)	-0.18%
Call Option on Copper LME Option February 26C 10900	(91,184)	-0.17%
Call Option on Copper LME Option March 26C 11000	(87,917)	-0.16%

**	BAFXCAVE Index: An FX multi-factor basket of 4 equally weighted FX strategies: Cross-Sectional Carry EM, Defensive Carry, PPP Value G10 and PPP Value EM.

	Top Underlying Components	Notional	Percentage of Notional
FX Contract	INR Non-Deliverable Forward Points 2 Month	$28,808,578	29.42%
	Swiss Franc 2 Month	(24,944,413)	-25.47%
	CNH Fwd Points 2 Month	(20,443,986)	-20.88%
	Singapore Dollar 2 Month	(19,288,187)	-19.70%
	New Romanian Leu 2 Month	14,517,752	14.83%
	Australian Dollar 2 Month	(12,441,598)	-12.71%
	BRL Fwd Points 2 Month	12,070,238	12.33%
	Swedish Krona 2 Month	(10,719,425)	-10.95%
	Japanese Yen 2 Month	10,416,190	10.64%
	PHP Onshore Points 2 Month	7,809,475	7.97%
	PEN Fwd Points 2 Month	6,991,628	7.14%
	IDR Non-Deliverable Forward Points 2 Month	6,617,948	6.76%
	Czech Koruna 2 Month	(6,572,418)	-6.71%
	Euro 2 Month	5,636,330	5.76%
	Israeli Shekel 2 Month	(4,910,319)	-5.01%
	British Pound 2 Month	4,134,828	4.22%
	Canadian Dollar 2 Month	3,529,069	3.60%
	KRW Onshore Points 2 Month	(3,391,753)	-3.46%
	Hungarian Forint 2 Month	3,083,647	3.15%
	CLP Ndf Points 2 Month	(2,607,225)	-2.66%
	Polish Zloty 2 Month	(1,966,679)	-2.01%
	Mexican Peso 2 Month	(1,815,501)	-1.85%
	COP Ndf Points 2 Month	1,743,811	1.78%
	Norwegian Krone 2 Month	1,360,924	1.39%
	New Zealand Dollar 2 Month	(1,085,285)	-1.11%
	S. African Rand 2 Month	(452,909)	-0.46%
	Thai Baht 2 Month	376,866	0.38%
	Taiwan Dollar 2 Month	(330,527)	-0.34%

**	MLFSCRED Index: A long basket of 27 Private Credit BDCs

	Top Underlying Components	Notional	Percentage of Notional
Equity	Ares Capital Corp	$3,511,502	13.98%
	Blackstone Secured Lending Fund	2,454,191	9.77%
	Golub Capital BDC Inc	1,537,933	6.12%
	Hercules Capital Inc	1,506,514	6.00%
	Capital Southwest Corp	1,186,869	4.72%
	PennantPark Floating Rate Capital Ltd	1,139,720	4.54%
	Sixth Street Specialty Lending Inc	1,068,492	4.25%
	Oaktree Specialty Lending Corp	918,764	3.66%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Goldman Sachs BDC Inc	$873,153	3.48%
Carlyle Secured Lending Inc	848,060	3.38%
New Mountain Finance Corp	805,973	3.21%
Gladstone Capital Corp	756,491	3.01%
Bain Capital Specialty Finance Inc	710,276	2.83%
MidCap Financial Investment Co	698,772	2.78%
SLR Investment Corp	674,770	2.69%
Barings BDC Inc	674,003	2.68%
Horizon Technology Finance Corp	652,643	2.60%
Fidus Investment Corp	613,343	2.44%
BlackRock TCP Capital Corp	607,447	2.42%
Crescent Capital BDC Inc	562,544	2.24%
Nuveen Churchill Direct Lending Corp	541,969	2.16%
Stellus Capital Investment Corp	523,073	2.08%
PennantPark Investment Corp	492,759	1.96%
CION Investment Corp	473,217	1.88%
TriplePoint Venture Growth BDC Corp	455,232	1.81%
Runway Growth Finance Corp	424,872	1.69%
Oxford Square Capital Corp	407,641	1.62%

**	MLFSLGLB Index: A basket of stocks seeking long exposure to artificial intelligence across a universe of AI Adopters, AI Robotics, and AI Healthcare.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Tesco PLC	$531,518	0.86%
	Trane Technologies PLC	523,926	0.85%
	GE Healthcare Technology	443,436	0.72%
	Uber Technologies Inc	403,299	0.65%
	Cadence Design Systems Inc	393,845	0.64%
	Intuitive Surgical Inc	392,992	0.64%
	Target Corp	338,338	0.55%
	Schlumberger NV	337,667	0.55%
	Halliburton Co	336,809	0.55%
	Baker Hughes Co	335,825	0.54%
	ServiceNow Inc	335,416	0.54%
	CenterPoint Energy Inc	335,300	0.54%
	Tradeweb Markets Inc	334,964	0.54%
	Ameren Corp	334,162	0.54%
	Progressive Corp	334,088	0.54%
	NextEra Energy Inc	333,342	0.54%
	Entergy Corp	333,222	0.54%
	IQVIA Holdings Inc	333,098	0.54%
	Vistra Corp	332,768	0.54%
	Starbucks Corp	332,653	0.54%
	Intercontinental Exchange Inc	332,634	0.54%
	Rocket Cos Inc	332,525	0.54%
	Pfizer Inc	332,337	0.54%
	Public Service Enterprise Group Inc	332,324	0.54%
	S&P Global Inc	332,313	0.54%
	Sempra Energy	332,044	0.54%
	Lowe's Cos Inc	331,498	0.54%
	McKesson Corp	331,388	0.54%
	Thomson Reuters Corp	331,258	0.54%
	NRG Energy Inc	331,245	0.54%
	Blackstone Inc	330,976	0.54%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Align Technology Inc	$330,418	0.53%
American International Group Inc	330,284	0.53%
Moody's Corp	330,118	0.53%
Quest Diagnostics Inc	329,614	0.53%
Johnson Controls International PLC	329,610	0.53%
Labcorp Holdings Inc	329,388	0.53%
Bristol-Myers Squibb Co	329,340	0.53%
United Parcel Service Inc	329,195	0.53%
HCA Healthcare Inc	329,028	0.53%
Nasdaq Inc	328,957	0.53%
Blackrock Inc	328,780	0.53%
Expeditors International of Washington Inc	328,377	0.53%
Bank of New York Mellon Corp	328,086	0.53%
Dell Technologies	327,517	0.53%
Yum! Brands Inc	327,514	0.53%
GE Vernova Inc	327,449	0.53%
Chipotle Mexican Grill Inc	326,122	0.53%
State Street Corp	325,902	0.53%

**	MLFSSGLB Index: A basket of stocks meant as a market hedge to exposure of the AI Factor.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Shutterstock Inc	$(886,505)	1.44%
	Omnicom Group Inc	(855,641)	1.39%
	ZoomInfo Technologies Inc	(852,164)	1.39%
	Take-Two Interactive Software Inc	(847,895)	1.38%
	Automatic Data Processing Inc	(842,649)	1.37%
	Paycom Software Inc	(842,504)	1.37%
	Dropbox Inc	(841,920)	1.37%
	Concentrix Corp	(840,291)	1.37%
	Appian Corp	(839,196)	1.37%
	Graham Holdings Co	(839,056)	1.37%
	BILL Holdings Inc	(837,403)	1.36%
	Workiva Inc	(836,369)	1.36%
	Paychex Inc	(833,051)	1.36%
	Intuit Inc	(830,486)	1.35%
	RingCentral Inc	(828,456)	1.35%
	Wipro Ltd	(824,742)	1.34%
	DXC Technology Co	(822,702)	1.34%
	Cognizant Technology Solutions Corp	(822,499)	1.34%
	EPAM Systems Inc	(821,714)	1.34%
	Upwork Inc	(806,089)	1.31%
	Chegg Inc	(794,817)	1.29%
	adidas AG	(452,588)	0.74%
	Infineon Technologies AG	(452,320)	0.74%
	BASF SE	(448,162)	0.73%
	Airbus SE	(445,704)	0.73%
	Enel SpA	(445,634)	0.73%
	Rheinmetall AG	(445,217)	0.73%
	Cie de Saint-Gobain SA	(445,213)	0.73%
	Anheuser-Busch InBev SA/NV	(444,422)	0.72%
	Iberdrola SA	(444,420)	0.72%
	Prosus NV	(444,141)	0.72%
	Koninklijke Ahold Delhaize NV	(444,022)	0.72%
	Deutsche Telekom AG	(443,115)	0.72%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Adyen NV	$(442,198)	0.72%
Vinci SA	(441,736)	0.72%
Deutsche Post AG	(441,524)	0.72%
Air Liquide SA	(440,906)	0.72%
Wolters Kluwer NV	(440,666)	0.72%
Muenchener Rueckversicherungs-Gesellschaft AG	(440,129)	0.72%
Deutsche Boerse AG	(440,051)	0.72%
EssilorLuxottica SA	(440,016)	0.72%
Danone	(439,685)	0.72%
Allianz SE	(439,544)	0.72%
Schneider Electric SE	(439,475)	0.72%
Argenx SE	(439,169)	0.72%
Siemens Energy AG	(438,926)	0.71%
TripAdvisor Inc	(438,436)	0.71%
Ferrari NV	(438,402)	0.71%
AXA SA	(438,303)	0.71%
Safran SA	(437,376)	0.71%

**	BCFSAIPX Index: Long basket of 50 AI Power/Renewable energy related companies

	Top Underlying Components	Notional	Percentage of Notional
Equity	Fluence Energy Inc	$631,202	2.55%
	Siemens Energy AG	616,955	2.49%
	First Solar Inc	567,753	2.29%
	Wesco International Inc	556,054	2.25%
	GE Vernova Inc	550,725	2.22%
	Coterra Energy Inc	548,642	2.22%
	NKT A/S	541,121	2.18%
	Hannon Armstrong Sustainable Infrastructure Capital Inc	540,522	2.18%
	MYR Group Inc	538,556	2.17%
	MasTec Inc	536,299	2.17%
	Dt Midstream Inc	536,206	2.16%
	Cameco Corp	531,877	2.15%
	NexGen Energy Ltd	527,536	2.13%
	Antero Resources Corp	521,670	2.11%
	Clearway Energy Inc	521,272	2.10%
	TC Energy Corp	516,303	2.08%
	Nexans SA	514,840	2.08%
	Chesapeake Energy Corp	513,477	2.07%
	ONEOK Inc	512,965	2.07%
	Hubbell Inc	510,112	2.06%
	Corning Inc	505,415	2.04%
	Enterprise Products Partners LP	501,609	2.03%
	Array Technologies Inc	499,756	2.02%
	Quanta Services Inc	497,084	2.01%
	Prysmian SpA	492,357	1.99%
	Enbridge Inc	486,895	1.97%
	EQT Corp	486,669	1.96%
	Kinder Morgan Inc	484,446	1.96%
	NEXTracker Inc	483,145	1.95%
	American Electric Power Co Inc	477,425	1.93%
	Energy Transfer LP	473,597	1.91%
	Range Resources Corp	472,388	1.91%
	NextEra Energy Inc	470,607	1.90%
	Williams Cos Inc	469,728	1.90%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Schneider Electric SE	$467,948	1.89%
Baker Hughes Co	467,564	1.89%
Entergy Corp	467,537	1.89%
Dominion Energy Inc	467,240	1.89%
Trane Technologies PLC	463,108	1.87%
Brookfield Renewable Partners	462,380	1.87%
NiSource Inc	459,583	1.86%
Vertiv Holdings Co	458,726	1.85%
Duke Energy Corp	441,174	1.78%
BWX Technologies Inc	439,025	1.77%
Southern Co	434,518	1.75%
Enphase Energy Inc	431,406	1.74%
Eaton Corp PLC	429,269	1.73%
Cheniere Energy Inc	420,596	1.70%
Fluor Corp	414,392	1.67%
Jacobs Solutions Inc	407,866	1.65%

**	BCUSIPPS Index: Short basket of 5 IPPs and 4 Rate Exposed Utilities

	Top Underlying Components	Notional	Percentage of Notional
Equity	Talen Energy Corp	$(2,452,559)	14.09%
	Public Service Enterprise Group Inc	(2,231,827)	12.82%
	NRG Energy Inc	(2,171,263)	12.48%
	Constellation Energy Corp	(2,097,774)	12.05%
	Vistra Corp	(1,776,559)	10.21%
	Consolidated Edison Inc	(1,718,820)	9.88%
	Pinnacle West Capital Corp	(1,681,991)	9.66%
	Eversource Energy	(1,640,062)	9.42%
	Ppl Corp	(1,632,969)	9.38%

**	BPFXMRGU Index: This strategy aims to benefit from the tendency of FX rates of several G10 currency pairs to revert to their mean on the short-term by systematically taking long and short exposures in a basket of eight currency pairs.

	Top Underlying Components	Notional	Percentage of Notional
Currency	Cash	$42,999,630	108.36%
FX Contract	NZD USD 1 Month Forward	15,067,677	37.97%
	AUD USD 1 Month Forward	(13,288,199)	-33.49%
	NOK USD 1 Month Forward	11,971,040	30.17%
	SEK USD 1 Month Forward	(7,956,071)	-20.05%
	CAD USD 1 Month Forward	(6,131,096)	-15.45%
	CHF USD 1 Month Forward	(2,979,065)	-7.51%

**	BPFXSTG2 Index: The index calculates the short term equilibrium exchange rate for each currency based on the relationship between the FX market and the interest rate, equity, and commodity markets. The index adopts short positions on pairs deemed to be overvalued while taking long positions in undervalued currencies, and positions are closed when the spot converges back to the calculated fair value rate.

	Top Underlying Components	Notional	Percentage of Notional
Currency	Cash	$30,102,525	77.73%
FX Contract	JPY USD 1 Month Forward	6,417,642	16.57%
	NOK USD 1 Month Forward	4,347,651	11.23%
	AUD USD 1 Month Forward	(2,141,527)	-5.53%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

**	DBGNLASU Index: A dynamic multi-factor, multi-style portfolio that is updated monthly to optimize the best 1 month forward return by using machine learning to select from over 100 factors in a beta, sector, and region neutral format.

	Top Underlying Components	Notional	Percentage of Notional
Currency	US Dollar Spot	$(10,662,976)	-21.20%
Index	JPY Overnight Rate (Mid) Index	(6,203,668)	-12.33%
	Deutsche Bank SONIA Total Return Index	(3,217,547)	-6.40%
	Deutsche Bank Fed Funds Effective Rate Total Return Index	2,663,755	5.30%
	DB Euro Overnight Rate Index	(2,016,972)	-4.01%
	Deutsche Bank Canadian Dollar ON Index	(1,764,155)	-3.51%
	Deutsche Bank Australia Overnight Money Market TR Index	(1,109,665)	-2.21%
Equity	Carvana Co	(498,833)	-0.99%
	WH Group Ltd	441,672	0.88%
	Affirm Holdings Inc	(414,544)	-0.82%
	IonQ Inc	(412,120)	-0.82%
	MicroStrategy Inc	(400,124)	-0.80%
	Archer-Daniels-Midland Co	396,051	0.79%
	Astellas Pharma Inc	391,229	0.78%
	Bristol-Myers Squibb Co	389,972	0.78%
	Vodafone Group PLC	381,720	0.76%
	Gilead Sciences Inc	379,541	0.75%
	Kraft Heinz Co	374,290	0.74%
	Subaru Corp	366,898	0.73%
	Imperial Brands PLC	358,588	0.71%
	Booking Holdings Inc	356,567	0.71%
	Samsara Inc	(353,443)	-0.70%
	AP Moller - Maersk A/S	351,399	0.70%
	Amgen Inc	348,798	0.69%
	Philip Morris International Inc	345,934	0.69%
	Coinbase Global Inc	(345,190)	-0.69%
	Rocket Lab Corp	(343,697)	-0.68%
	Bridgestone Corp	342,608	0.68%
	Robinhood Markets Inc	(341,332)	-0.68%
	Barrick Gold Corp	340,070	0.68%
	Burlington Stores Inc	(336,158)	-0.67%
	Sanofi SA	334,809	0.67%
	Merck & Co Inc	334,790	0.67%
	General Dynamics Corp	333,919	0.66%
	Naturgy Energy Group S.A.	333,511	0.66%
	Kinross Gold Corp	332,745	0.66%
	Fox Corp	330,631	0.66%
	Lundin Gold Inc	328,729	0.65%
	Novartis AG	327,014	0.65%
	Ivanhoe Mines Ltd	(324,536)	-0.65%
	Galaxy Entertainment Group Ltd	322,861	0.64%
	Shionogi & Co Ltd	322,556	0.64%
	Consolidated Edison Inc	320,560	0.64%
	Cigna Group/The	318,725	0.63%
	KKR & Co Inc	(316,861)	-0.63%
	WiseTech Global Ltd	(316,704)	-0.63%
	EQT AB	(314,502)	-0.63%
	FANUC Corp	313,032	0.62%
	DuPont de Nemours Inc	312,411	0.62%
	Japan Airlines Co Ltd	312,072	0.62%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

**	GSCBAHPA Index: A long basket of the A-shares of 46 Chinese companies

	Top Underlying Components	Notional	Percentage of Notional
Equity	China Life Insurance Co Ltd	$2,487,589	6.26%
	New China Life Insurance Co Ltd	2,168,537	5.46%
	CMOC Group Ltd	1,973,270	4.97%
	Zijin Mining Group Co Ltd	1,884,553	4.75%
	Jiangxi Copper Co Ltd	1,783,003	4.49%
	China Galaxy Securities Co Ltd	1,553,917	3.91%
	Great Wall Motor Co Ltd	1,483,914	3.74%
	PetroChina Co Ltd	1,469,013	3.70%
	China Pacific Insurance Group	1,443,736	3.64%
	Agricultural Bank of China Ltd	1,400,838	3.53%
	Aluminum Corp of China Ltd	1,322,310	3.33%
	Ping An Insurance Group Co of China Ltd	1,228,900	3.09%
	China Petroleum & Chemical Corp	1,223,404	3.08%
	Industrial & Commercial Bank of China Ltd	1,200,133	3.02%
	China Construction Bank Corp	1,171,082	2.95%
	China Shenhua Energy Co Ltd	1,144,950	2.88%
	Yankuang Energy Group Co Ltd	1,139,115	2.87%
	COSCO SHIPPING Holdings Co Ltd	1,100,807	2.77%
	Bank of China Ltd	1,100,425	2.77%
	CITIC Securities Co Ltd	1,063,623	2.68%
	Tsingtao Brewery Co Ltd	827,322	2.08%
	China CITIC Bank Corp Ltd	818,691	2.06%
	China Coal Energy Co Ltd	798,509	2.01%
	Bank of Communications Co Ltd	647,060	1.63%
	Huaneng Power International Inc	646,736	1.63%
	BYD Co Ltd	632,406	1.59%
	Weichai Power Co Ltd	624,200	1.57%
	Goldwind Science & Technology	621,307	1.56%
	Huatai Securities Co Ltd	615,897	1.55%
	China Oilfield Services Ltd	433,033	1.09%
	Fuyao Glass Industry Group Co	406,493	1.02%
	Anhui Conch Cement Co Ltd	399,735	1.01%
	China Minsheng Banking Corp Ltd	398,171	1.00%
	CRRC Corp Ltd	379,521	0.96%
	GF Securities Co Ltd	357,734	0.90%
	China Railway Group Ltd	350,437	0.88%
	Hisense Home Appliances Group Co Ltd	231,546	0.58%
	Shanghai Pharmaceuticals Holdings Co Ltd	189,485	0.48%
	Jiangsu Expressway Co Ltd	187,837	0.47%
	China Everbright Bank Co Ltd	164,922	0.42%
	Datang International Power Generation Co Ltd	156,494	0.39%
	Dongfang Electric Corp Ltd	135,809	0.34%
	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	103,436	0.26%
	Anhui Expressway Co Ltd	86,396	0.22%
	Shenzhen Expressway Corp Ltd	81,393	0.20%
	Livzon Pharmaceutical Group Inc	71,706	0.18%

**	GSCBAHPH Index: A short basket of the H-shares of 46 Chinese companies

	Top Underlying Components	Notional	Percentage of Notional
Equity	Zijin Mining Group Co Ltd	$(2,286,598)	5.94%
	CMOC Group Ltd	(2,226,399)	5.79%
	New China Life Insurance Co Ltd	(1,983,239)	5.15%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
China Life Insurance Co Ltd	$(1,755,666)	4.56%
Jiangxi Copper Co Ltd	(1,632,743)	4.24%
Aluminum Corp of China Ltd	(1,544,522)	4.01%
China Pacific Insurance Group	(1,422,178)	3.70%
PetroChina Co Ltd	(1,386,949)	3.60%
Ping An Insurance Group Co of China Ltd	(1,372,828)	3.57%
China Shenhua Energy Co Ltd	(1,286,485)	3.34%
Agricultural Bank of China Ltd	(1,236,505)	3.21%
CITIC Securities Co Ltd	(1,190,547)	3.09%
Great Wall Motor Co Ltd	(1,176,676)	3.06%
COSCO SHIPPING Holdings Co Ltd	(1,169,455)	3.04%
China Galaxy Securities Co Ltd	(1,162,833)	3.02%
China Construction Bank Corp	(1,138,169)	2.96%
Industrial & Commercial Bank of China Ltd	(1,116,473)	2.90%
China Petroleum & Chemical Corp	(1,084,275)	2.82%
Bank of China Ltd	(1,004,574)	2.61%
Yankuang Energy Group Co Ltd	(977,368)	2.54%
China CITIC Bank Corp Ltd	(865,426)	2.25%
Weichai Power Co Ltd	(802,321)	2.09%
Tsingtao Brewery Co Ltd	(772,452)	2.01%
China Coal Energy Co Ltd	(749,072)	1.95%
BYD Co Ltd	(723,727)	1.88%
Bank of Communications Co Ltd	(675,161)	1.75%
Huaneng Power International Inc	(582,619)	1.51%
Huatai Securities Co Ltd	(576,290)	1.50%
Fuyao Glass Industry Group Co	(494,640)	1.29%
China Minsheng Banking Corp Ltd	(479,187)	1.25%
Goldwind Science & Technology	(479,012)	1.24%
Anhui Conch Cement Co Ltd	(473,546)	1.23%
CRRC Corp Ltd	(390,296)	1.01%
GF Securities Co Ltd	(335,539)	0.87%
China Railway Group Ltd	(290,973)	0.76%
Hisense Home Appliances Group Co Ltd	(253,726)	0.66%
China Oilfield Services Ltd	(252,855)	0.66%
China Everbright Bank Co Ltd	(201,742)	0.52%
Jiangsu Expressway Co Ltd	(181,737)	0.47%
Dongfang Electric Corp Ltd	(164,007)	0.43%
Shanghai Pharmaceuticals Holdings Co Ltd	(141,604)	0.37%
Datang International Power Generation Co Ltd	(116,227)	0.30%
Anhui Expressway Co Ltd	(89,433)	0.23%
Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	(83,516)	0.22%
Shenzhen Expressway Corp Ltd	(77,129)	0.20%
Livzon Pharmaceutical Group Inc	(69,603)	0.18%

**	GSCBEJFB Index: A long basket of small to medium sized banks that are attractive M&A targets in order to take advantage of the impending consolidation cycle as well as select positions in specialty finance and fintech companies.

	Top Underlying Components	Notional	Percentage of Notional
Equity	First Horizon Corp	$13,067,316	8.21%
	Truist Financial Corp	8,639,206	5.43%
	Webster Financial Corp	8,048,486	5.06%
	Berkshire Hills Bancorp Inc	7,780,405	4.89%
	BankUnited Inc	7,754,213	4.87%
	Banc of California Inc	7,678,606	4.83%
	NB Bancorp Inc	7,576,661	4.76%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Valley National Bancorp	$7,454,677	4.69%
First Citizens BancShares Inc	7,121,928	4.48%
Ameris Bancorp	6,834,314	4.30%
ConnectOne Bancorp Inc	6,116,957	3.84%
TowneBank	5,582,074	3.51%
Stellar Bancorp Inc	5,457,588	3.43%
Associated Banc-Corp	4,919,240	3.09%
Old Second Bancorp Inc	4,698,501	2.95%
Eastern Bankshares Inc	4,673,209	2.94%
International Bancshares Corp	4,656,977	2.93%
Wintrust Financial Corp	4,532,809	2.85%
Rithm Capital Corp	3,812,637	2.40%
TriCo Bancshares	3,661,953	2.30%
Origin Bancorp Inc	3,455,570	2.17%
Provident Financial Services Inc	3,405,600	2.14%
Old National Bancorp	3,403,240	2.14%
Shore Bancshares Inc	3,119,993	1.96%
Homestreet Inc	2,653,507	1.67%
Wesbanco Inc	2,365,776	1.49%
Firstsun Capital Bancorp	2,134,323	1.34%
Carter Bankshares Inc	2,132,783	1.34%
HomeTrust Bancshares Inc	1,830,325	1.15%
Fulton Financial Corp	1,646,469	1.03%
Third Coast Bancshares Inc	1,620,183	1.02%
Bridgewater Bancshares Inc	1,254,238	0.79%

**	GSFS100D Index: A basket of stocks set to benefit from recent changes in US Tax code for Accelerated Bonus Depreciation.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Advanced Micro Devices Inc	$506,169	1.70%
	General Motors Co	441,317	1.48%
	Norfolk Southern Corp	439,125	1.47%
	CSX Corp	435,802	1.46%
	Emerson Electric Co	385,496	1.29%
	Southwest Airlines Co	380,611	1.28%
	Caterpillar Inc	373,193	1.25%
	Delta Air Lines Inc	366,166	1.23%
	Dt Midstream Inc	333,767	1.12%
	RTX Corp	327,322	1.10%
	Sphere Entertainment Co	314,560	1.06%
	Rockwell Automation Inc	313,157	1.05%
	Targa Resources Corp	311,902	1.05%
	Old Dominion Freight Line Inc	302,641	1.02%
	NVIDIA Corp	294,197	0.99%
	Union Pacific Corp	290,176	0.97%
	Amazon.com Inc	283,335	0.95%
	Permian Resources Corp	278,083	0.93%
	WW Grainger Inc	274,345	0.92%
	Boeing Co	271,779	0.91%
	Verizon Communications Inc	270,377	0.91%
	Meta Platforms Inc	268,314	0.90%
	Alaska Air Group Inc	266,745	0.90%
	Comcast Corp	260,132	0.87%
	Intel Corp	256,574	0.86%
	AT&T Inc	255,500	0.86%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
ONEOK Inc	$252,860	0.85%
Honeywell International Inc	248,404	0.83%
Helmerich & Payne	246,436	0.83%
Lumen Technologies Inc	246,372	0.83%
EOG Resources Inc	245,082	0.82%
Allegiant Travel Co	238,033	0.80%
T-Mobile US Inc	237,757	0.80%
Eaton Corp PLC	230,642	0.77%
MKS Instruments Inc	224,978	0.76%
Alphabet Inc	224,967	0.75%
Alphabet Inc	224,697	0.75%
GCI Liberty Inc	213,460	0.72%
Liberty Energy Inc	212,934	0.71%
Charter Communications Inc	210,727	0.71%
Tesla Inc	199,751	0.67%
Eli Lilly & Co	199,614	0.67%
Regeneron Pharmaceuticals Inc	197,392	0.66%
Lyft Inc	195,378	0.66%
JB Hunt Transport Services Inc	190,949	0.64%
Steel Dynamics Inc	187,932	0.63%
Fox Corp	186,274	0.63%
Huntington Ingalls Industrie	185,835	0.62%
BorgWarner Inc	184,494	0.62%
Apple Inc	183,688	0.62%

**	GSXAF22F Index: A basket of Tail Reversion and Carry strategies across Commodity, Equity, FX, and Rates exposures.

	Top Underlying Components	Notional	Percentage of Notional
Future	Jpn 10Y Bond(OSE) March 26	$(28,971,624)	-57.18%
	US 10Yr Note (CBT) March 26	(16,886,904)	-33.33%
	US 2Yr Note (CBT) March 26	(16,176,660)	-31.93%
	Euro-BTP Futures March 26	15,997,707	31.57%
	Euro-BOBL Futures March 26	15,636,341	30.86%
	Euro-Schatz Futures March 26	15,013,708	29.63%
	Euro-OAT Futures March 26	13,314,641	26.28%
	CAN 10 Year Bond Futures March 26	13,011,355	25.68%
	US 5Yr Note (CBT) March 26	(12,694,019)	-25.05%
	Long Gilt Futures March 26	(7,894,605)	-15.58%
	Euro-Bund Futures March 26	7,472,577	14.75%
	AUST 10Y Bond Futures March 26	(2,845,904)	-5.62%
	FTSE 100 Index Futures March 26	2,808,132	5.54%
	Nasdaq 100 E-Mini March 26	(2,771,189)	-5.47%
	Cotton No.2 Futures March 26	(2,696,282)	-5.32%
	US Long Bond (CBT) March 26	(2,671,754)	-5.27%
	FTSE/MIB Index Futures March 26	2,514,194	4.96%
	Wheat Futures (CBT) March 26	(2,450,483)	-4.84%
	SET50 Futures March 26	(2,311,939)	-4.56%
	Gasoline RBOB Futures March 26	(2,282,351)	-4.50%
	IBEX 35 Index Futures January 26	2,190,094	4.32%
	LME Copper Futures March 26	2,170,657	4.28%
	S&P 500 E-Mini Futures March 26	(2,160,186)	-4.26%
	Soybean Futures March 26	(1,990,541)	-3.93%
	E-Mini Russel 2000 March 26	(1,839,862)	-3.63%
	Amsterdam Index Futures January 26	1,810,161	3.57%
	KC HRW Wheat Futures March 26	(1,696,960)	-3.35%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

	Top Underlying Components	Notional	Percentage of Notional
	Low SU Gasoil G March 26	$1,683,564	3.32%
	Brent Crude Futures April 26	1,658,192	3.27%
	Coffee 'C' Futures March 26	1,631,479	3.22%
	Swiss Market Index Futures March 26	1,559,207	3.08%
	TOPIX Index Futures March 26	(1,526,580)	-3.01%
	NY Harb ULSD Futures March 26	1,455,700	2.87%
	LME PRI Alum Futures March 26	(1,447,909)	-2.86%
	LME Zinc Futures March 26	(1,352,760)	-2.67%
	Natural Gas Futures March 26	(1,256,966)	-2.48%
	CAC40 10 Euro Futures January 26	1,248,462	2.46%
	MSCI EmgMkt March 26	(1,245,492)	-2.46%
	WTI Crude Futures March 26	1,128,664	2.23%
	Corn Futures March 26	(1,057,344)	-2.09%
	OMXS30 Index Futures January 26	(940,035)	-1.86%
	Silver Futures March 26	761,197	1.50%
	Kospi2 Index Futures March 26	735,866	1.45%
	Soybean Oil Futures March 26	733,496	1.45%
	Euro STOXX 50 March 26	628,177	1.24%
	DAX Index Futures March 26	(597,178)	-1.18%
	Cocoa Futures March 26	(559,420)	-1.10%
	Gold 100 oz Futures April 26	517,905	1.02%
	Gold 100 oz Futures February 26	517,905	1.02%
Currency	US Dollar Spot	(3,405,678)	-6.72%
	British Pound Spot	2,808,132	5.54%
	Swiss Franc Spot	1,559,207	3.08%
	Japanese Yen Spot	(1,526,580)	-3.01%
	Euro Spot	628,177	1.24%
FX Contract	USD/BRL L 20Jan26	744,110	1.47%
	USD/INR R 27Jan26	537,176	1.06%
	USD/INR R 16Jan26	536,571	1.06%

**	GSXUAMER Index: A basket of stocks representing US companies with high domestic sales.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Medpace Holdings Inc	$(744,933)	2.63%
	Ionis Pharmaceuticals Inc	(672,773)	2.38%
	Cleveland-Cliffs Inc	(611,461)	2.16%
	Neurocrine Biosciences Inc	(521,552)	1.84%
	Toll Brothers Inc	(520,766)	1.84%
	Royalty Pharma PLC	(515,224)	1.82%
	Dt Midstream Inc	(512,636)	1.81%
	PulteGroup Inc	(468,807)	1.66%
	DR Horton Inc	(468,575)	1.66%
	Synchrony Financial	(458,495)	1.62%
	Marathon Petroleum Corp	(457,039)	1.62%
	Wingstop Inc	(455,029)	1.61%
	JB Hunt Transport Services Inc	(438,401)	1.55%
	Packaging Corp Of America	(434,956)	1.54%
	Boyd Gaming Corp	(426,046)	1.51%
	Altria Group Inc	(420,149)	1.49%
	NVR Inc	(416,240)	1.47%
	Reliance Steel & Aluminum Co	(412,971)	1.46%
	Devon Energy Corp	(411,466)	1.45%
	Knight-Swift Transportation Holdings Inc	(400,697)	1.42%
	Diamondback Energy Inc	(388,151)	1.37%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Science Applications International Corp	$(386,299)	1.37%
Coterra Energy Inc	(383,713)	1.36%
Charles Schwab Corp	(377,990)	1.34%
Republic Services Inc	(374,977)	1.33%
Ally Financial Inc	(373,465)	1.32%
Darden Restaurants Inc	(373,109)	1.32%
Lincoln National Corp	(361,146)	1.28%
OneMain Holdings Inc	(361,128)	1.28%
Caesars Entertainment Inc	(356,636)	1.26%
Dollar General Corp	(355,802)	1.26%
Loews Corp	(352,910)	1.25%
Markel Group Inc	(350,551)	1.24%
Cboe Global Markets Inc	(349,281)	1.23%
Scotts Miracle-Gro Co	(349,213)	1.23%
Churchill Downs Inc	(342,639)	1.21%
Hartford Financial Services Group Inc	(340,818)	1.20%
Builders FirstSource Inc	(335,572)	1.19%
Globe Life Inc	(325,006)	1.15%
Kirby Corp	(323,114)	1.14%
Voya Financial Inc	(322,512)	1.14%
LPL Financial Holdings Inc	(320,347)	1.13%
Ares Management Corp	(319,805)	1.13%
Old Dominion Freight Line Inc	(317,493)	1.12%
Chipotle Mexican Grill Inc	(310,937)	1.10%
Jack Henry & Associates Inc	(308,487)	1.09%
ONEOK Inc	(305,640)	1.08%
Apollo Global Management Inc	(303,343)	1.07%
Doximity Inc	(303,037)	1.07%
The Campbell's Company	(299,733)	1.06%
Saia Inc	(296,407)	1.05%
SiteOne Landscape Supply Inc	(295,207)	1.04%
Ameriprise Financial Inc	(294,524)	1.04%
Casey's General Stores Inc	(294,432)	1.04%
Tenet Healthcare Corp	(290,033)	1.03%
Cava Group Inc	(285,050)	1.01%

**	GSXUINTL Index: A basket of stocks representing US companies with high international sales.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Newmont Corp	$1,109,464	3.86%
	Estee Lauder Cos Inc	836,886	2.91%
	TechnipFMC PLC	762,303	2.65%
	Wynn Resorts Ltd	738,206	2.57%
	Viatris Inc	731,662	2.54%
	BorgWarner Inc	709,210	2.47%
	Carlyle Group Inc	674,868	2.35%
	Royal Caribbean Cruises Ltd	667,991	2.32%
	Expeditors International of Washington Inc	658,397	2.29%
	Allegion Plc	643,056	2.24%
	Mettler-Toledo International Inc	616,207	2.14%
	APA Corp	610,414	2.12%
	Renaissancere Holdings Ltd	606,088	2.11%
	Agilent Technologies Inc	597,568	2.08%
	Bruker Corp	560,189	1.95%
	Mastercard Inc	547,406	1.90%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Philip Morris International Inc	$547,253	1.90%
ITT Inc	545,857	1.90%
Baker Hughes Co	544,748	1.89%
Waters Corp	543,819	1.89%
Avery Dennison Corp	538,197	1.87%
Visa Inc	536,593	1.87%
GE Healthcare Technology	533,199	1.85%
MSCI Inc	530,573	1.85%
Coupang Inc	526,784	1.83%
Aflac Inc	525,748	1.83%
Coca-Cola Co	525,733	1.83%
McDonald's Corp	513,250	1.78%
Garmin Ltd	492,618	1.71%
Royal Gold Inc	489,629	1.70%
Schlumberger NV	476,414	1.66%
Aon PLC	468,374	1.63%
International Flavors & Fragrances Inc	456,929	1.59%
Reinsurance Group of America Inc	456,512	1.59%
Colgate-Palmolive Co	452,121	1.57%
Otis Worldwide Corp	447,899	1.56%
Nordson Corp	443,333	1.54%
Cheniere Energy Inc	440,337	1.53%
BioMarin Pharmaceutical Inc	437,794	1.52%
GXO Logistics Inc	427,960	1.49%
Mondelez International Inc	427,329	1.49%
Ingredion Inc	412,986	1.44%
Crocs Inc	411,211	1.43%
Gates Industrial Corp Plc	383,575	1.33%
Element Solutions Inc	378,916	1.32%
PVH Corp	370,486	1.29%
Lazard Ltd	317,141	1.10%
Western Union Co	302,919	1.05%
Qnity Electronics Inc	281,040	0.98%
DuPont de Nemours Inc	276,737	0.96%

**	MSFSERNL Index: Long basket of S&P 1500 companies that are highly exposed to the Earnings Turbulence Factor.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Dynavax Technologies Corp	$175,698	0.69%
	Abercrombie & Fitch Co	146,393	0.57%
	Fortrea Holdings Inc	141,018	0.55%
	Hecla Mining Co	138,582	0.54%
	Ball Corp	137,424	0.54%
	Micron Technology Inc	135,083	0.53%
	Centerspace	134,789	0.53%
	Supernus Pharmaceuticals Inc	134,235	0.53%
	American Eagle Outfitters Inc	133,360	0.52%
	American International Group Inc	132,868	0.52%
	Quanex Building Products Corp	132,867	0.52%
	Roivant Sciences Ltd	132,843	0.52%
	TKO Group Holdings Inc	131,785	0.52%
	Pitney Bowes Inc	131,753	0.52%
	Cytokinetics Inc	131,446	0.52%
	Newmont Corp	131,273	0.51%
	Brinker International Inc	130,976	0.51%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
ARMOUR Residential REIT Inc	$130,634	0.51%
Cleveland-Cliffs Inc	130,249	0.51%
Mercury General Corp	129,348	0.51%
Global Net Lease Inc	128,657	0.50%
Maplebear Inc	128,647	0.50%
Two Harbors Investment Corp	128,532	0.50%
Cargurus Inc	128,305	0.50%
Jackson Financial Inc	128,223	0.50%
BJ's Restaurants Inc	127,487	0.50%
Doordash Inc	127,465	0.50%
NCR Voyix Corp	127,305	0.50%
Horace Mann Educators Corp	127,172	0.50%
Vertex Pharmaceuticals Inc	126,984	0.50%
PTC Therapeutics Inc	126,771	0.50%
Moderna Inc	126,499	0.50%
Ingevity Corp	126,364	0.50%
Customers Bancorp Inc	126,210	0.49%
New York Mortgage Trust Inc	126,131	0.49%
Edwards Lifesciences Corp	126,098	0.49%
Curbline Properties Corp	125,968	0.49%
Shenandoah Telecommunications	125,897	0.49%
Radian Group Inc	125,221	0.49%
KeyCorp	125,002	0.49%
Southwest Gas Holdings Inc	124,556	0.49%
Siriuspoint Ltd	124,512	0.49%
Annaly Capital Management Inc	124,081	0.49%
Winnebago Industries Inc	123,948	0.49%
Resideo Technologies Inc	123,767	0.48%
Truist Financial Corp	123,745	0.48%
Dollar Tree Inc	123,480	0.48%
Carlyle Group Inc	123,330	0.48%
Lincoln National Corp	123,284	0.48%
Ross Stores Inc	123,263	0.48%

**	MSFSERNS index: Short basket of S&P 1500 companies highly exposed to the Low Vol factor.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Arthur J Gallagher & Co	$(347,399)	1.37%
	Waste Management Inc	(338,224)	1.34%
	Willis Towers Watson Plc	(336,211)	1.33%
	Aon PLC	(335,128)	1.32%
	T-Mobile US Inc	(334,749)	1.32%
	W R Berkley Corp	(333,832)	1.32%
	Kinder Morgan Inc	(332,862)	1.31%
	RLI Corp	(331,930)	1.31%
	Marsh & Mclennan Cos Inc	(330,570)	1.30%
	CME Group Inc	(329,914)	1.30%
	Berkshire Hathaway Inc	(329,806)	1.30%
	Abbott Laboratories	(329,342)	1.30%
	Rollins Inc	(328,728)	1.30%
	AMERISAFE Inc	(327,801)	1.29%
	Colgate-Palmolive Co	(327,569)	1.29%
	AbbVie Inc	(326,849)	1.29%
	McKesson Corp	(325,917)	1.29%
	California Water Service Group	(325,741)	1.29%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Intercontinental Exchange Inc	$(325,333)	1.28%
Cboe Global Markets Inc	(324,988)	1.28%
FirstEnergy Corp	(324,393)	1.28%
Roper Technologies Inc	(324,389)	1.28%
Exxon Mobil Corp	(324,256)	1.28%
Chevron Corp	(324,240)	1.28%
Johnson & Johnson	(323,560)	1.28%
Encompass Health Corp	(321,754)	1.27%
Coca-Cola Co	(321,009)	1.27%
OGE Energy Corp	(320,950)	1.27%
Casey's General Stores Inc	(320,424)	1.26%
AmerisourceBergen Corp	(319,683)	1.26%
Ventas Inc	(318,696)	1.26%
Jack Henry & Associates Inc	(318,152)	1.26%
Costco Wholesale Corp	(317,754)	1.25%
Clorox Co	(316,620)	1.25%
General Dynamics Corp	(316,553)	1.25%
CareTrust REIT Inc	(315,386)	1.24%
American Tower Corp	(312,709)	1.23%
Essential Properties Realty Trust Inc	(309,683)	1.22%
Sabra Health Care REIT Inc	(308,812)	1.22%
Copt Defense Properties	(306,698)	1.21%
Linde Plc	(303,804)	1.20%
Lockheed Martin Corp	(288,144)	1.14%
Republic Services Inc	(285,294)	1.13%
American Water Works Co Inc	(283,500)	1.12%
Agree Realty Corp	(281,922)	1.11%
Exelon Corp	(281,223)	1.11%
BJ's Wholesale Club Holdings Inc	(280,592)	1.11%
CMS Energy Corp	(278,904)	1.10%
American States Water Co	(278,436)	1.10%
Realty Income Corp	(277,208)	1.09%

**	MSFSREL Index: A long-only custom basket of 15 equity REITs across the Industrial, Multi-Family, Single-Family, Retail, Self-Storage and Healthcare sectors.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Camden Property Trust	$2,017,508	8.15%
	American Homes 4 Rent	2,010,863	8.13%
	Regency Centers Corp	1,980,974	8.00%
	AvalonBay Communities Inc	1,975,405	7.98%
	Apple Hospitality REIT Inc	1,966,452	7.95%
	Apollo Commercial Real Estate	1,943,001	7.85%
	BrightSpire Capital Inc	1,898,220	7.67%
	National Storage Affiliates Trust	1,014,937	4.10%
	Mid-America Apartment Communities	1,007,154	4.07%
	Cubesmart	1,005,833	4.06%
	Healthpeak Properties Inc	1,003,402	4.05%
	NNN REIT Inc	1,002,391	4.05%
	Veris Residential Inc	997,006	4.03%
	Prologis Inc	863,592	3.49%
	Stag Industrial Inc	859,751	3.47%
	LXP Industrial Trust	852,174	3.44%
	Rexford Industrial Realty Inc	845,289	3.42%
	Invitation Homes Inc	760,087	3.07%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
Sun Communities Inc	$744,802	3.01%

**	MSQSPB12 Index: This is a long volatility hedge, whereby the underlying the option is a basket of risk-recycled single stocks.

	Top Underlying Components	Notional	Percentage of Notional
Currency	USD Cash	$63,979,946	95.62%
Future	S&P500 E-Mini Futures March 26	2,110,601	3.15%
	CBOE VIX Futures January 26	(1,053,459)	-1.57%
	CBOE VIX Futures February 26	572,561	0.86%
	CBOE VIX Futures March 26	395,007	0.59%
	CBOE VIX Futures April 26	297,689	0.44%
Option	October 26 Puts on SPX	91,418	0.14%
	November 26 Puts on SPX	76,033	0.11%
	August 26 Puts on SPX	69,995	0.10%
	September 26 Puts on SPX	66,345	0.10%
	July 26 Puts on SPX	61,949	0.09%
	January 26 Calls on SPX	44,255	0.07%
	February 26 Puts on SPX	44,094	0.07%
	June 26 Puts on SPX	43,104	0.06%
	December 26 Puts on SPX	38,424	0.06%
	May 26 Puts on SPX	36,614	0.05%
	April 26 Puts on SPX	23,958	0.04%
	February 26 Calls on SPX	17,378	0.03%
	January 26 Puts on SPX	(8,393)	-0.01%
	March 26 Calls on SPX	3,512	0.01%
	March 26 Puts on SPX	2,849	0.00%

**	NMIVRU3X Index: The index sells ATMF 3m10y swaptions on a daily basis, delta-hedged with IRS until expiry.

	Top Underlying Components	Notional	Percentage of Notional
Index	Nomura Interest Rate Volatility Risk Premium USD 3M10Y Index	$593,424	100.00%

**	NMSY2RNU Index: Currency selection strategy using mean reversion signals.

	Top Underlying Components	Notional	Percentage of Notional
Currency	Japanese Yen Spot	$10,602,213	14.12%
	Swedish Krona Spot	(7,430,133)	-9.89%
	Australian Dollar Spot	(4,622,263)	-6.15%
	Canadian Dollar Spot	(4,467,922)	-5.95%
	New Zealand Dollar Spot	4,221,162	5.62%
	British Pound Spot	(3,976,652)	-5.29%
	Norwegian Krone Spot	1,370,422	1.82%
	Swiss Franc Spot	(456,621)	-0.61%
	Euro Spot	107,664	0.14%

**	SGMDSBVH Index: This strategy seeks to monetize mispricing of downside risk by selling short-term S&P 500 puts while utilizing exposure to VIX futures to provide convex down-side protection.

	Top Underlying Components	Notional	Percentage of Notional
Index	SGI VSTEP Threshold Index	$74,533,084	100.00%

**	UBCSGGV3 Index: An equal risk weighted combination of the UBS filtered Value strategy, which applies a Quality and Momentum filter when identifying value stocks, and their Fundamental Growth strategy, which aims to identify companies with sustainable growth.

	Top Underlying Components	Notional	Percentage of Notional
Currency	US Dollar Spot	$32,176,167	56.81%
Equity	Dollar General Corp	692,603	1.22%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Top Underlying Components	Notional	Percentage of Notional
BHP Group Ltd	$(634,027)	-1.12%
Glencore PLC	(630,066)	-1.11%
Disco Corp	(626,363)	-1.11%
Commonwealth Bank of Australia	(611,479)	-1.08%
Novartis AG	607,243	1.07%
Axon Enterprise Inc	(600,547)	-1.06%
Stellantis NV	(594,853)	-1.05%
London Stock Exchange Group PLC	(582,668)	-1.03%
National Australia Bank Ltd	(577,926)	-1.02%
LPL Financial Holdings Inc	(572,974)	-1.01%
Philip Morris International Inc	570,351	1.01%
Toronto-Dominion Bank/The	569,005	1.00%
Williams Cos Inc	(568,138)	-1.00%
Suncor Energy Inc	567,277	1.00%
Consolidated Edison Inc	565,243	1.00%
Digital Realty Trust Inc	(556,281)	-0.98%
Pfizer Inc	552,522	0.98%
AIA Group Ltd	(551,119)	-0.97%
Tokio Marine Holdings Inc	545,542	0.96%
AT&T Inc	545,259	0.96%
Rio Tinto PLC	543,736	0.96%
Mondelez International Inc	(538,973)	-0.95%
Phillips 66	(538,133)	-0.95%
Sempra Energy	(536,272)	-0.95%
FirstEnergy Corp	535,853	0.95%
Honda Motor Co Ltd	(533,938)	-0.94%
Hong Kong Exchanges & Clearing Ltd	531,461	0.94%
NextEra Energy Inc	(531,381)	-0.94%
Bunge Global S.A.	(529,604)	-0.94%
SBI Holdings Inc	528,109	0.93%
Devon Energy Corp	524,827	0.93%
Exelon Corp	524,621	0.93%
Evergy Inc	524,035	0.93%
Kroger Co	519,698	0.92%
Dow Inc	(518,641)	-0.92%
First Citizens BancShares Inc	(517,510)	-0.91%
MS&AD Insurance Group Holdings Inc	509,331	0.90%
Welltower Inc	509,141	0.90%
Fox Corp	508,987	0.90%
CF Industries Holdings Inc	507,576	0.90%
Performance Food Group Co	(507,081)	-0.90%
Newmont Corp	506,442	0.89%
Cava Group Inc	(505,393)	-0.89%
Deutsche Telekom AG	505,370	0.89%
GSK PLC	504,119	0.89%
Manulife Financial Corp	503,577	0.89%
DTE Energy Co	502,108	0.89%
Canadian Natural Resources Ltd	499,981	0.88%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

As of December 31, 2025, the open Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount (000)	Counterparty	Rate	Maturity	Value (000)
$(1,067)	Bank of America	4.29%	03/04/2026	$(1,067)
(1,553)	Bank of America	4.29%	03/04/2026	(1,553)
(4,000)	Bank of America	4.41%	03/04/2026	(4,000)
(5,698)	Bank of America	4.45%	01/20/2026	(5,698)
(4,012)	Bank of America	4.45%	01/20/2026	(4,012)
(8,012)	Bank of America	4.45%	01/20/2026	(8,012)
(2,400)	Bank of America	4.45%	01/20/2026	(2,400)
(3,031)	Bank of America	4.45%	01/20/2026	(3,031)
(1,606)	Bank of America	4.47%	01/26/2026	(1,606)
(6,425)	Bank of America	4.50%	01/26/2026	(6,425)
(1,846)	Bank of America	4.55%	01/15/2026	(1,846)
(3,972)	Bank of America	4.64%	01/15/2026	(3,972)
(1,597)	Citigroup	4.34%	03/18/2026	(1,597)
(4,657)	JPMorgan Chase	4.39%	02/12/2026	(4,657)
(8,042)	JPMorgan Chase	4.49%	02/18/2026	(8,042)
(707)	JPMorgan Chase	4.52%	01/15/2026	(707)
(3,227)	JPMorgan Chase	4.52%	01/15/2026	(3,227)
				$(61,852)

For the year ended December 31, 2025, the daily average borrowing and interest rate under the reverse repurchase agreements were $75,384 ($ Thousands) and 4.45%, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2025:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Mortgage-Backed Securities	$—	$2,350,175	$—	$2,350,175
Corporate Obligations	—	515,108	—	515,108
Asset-Backed Securities	—	304,831	—	304,831
Convertible Bonds	—	137,777	—	137,777
U.S. Treasury Obligations	—	59,847	—	59,847
Exchange-Traded Fund	22,888	—	—	22,888
Preferred Stock	21,684	—	—	21,684
Purchased Swaptions	—	16,573	—	16,573
Short-Term Investment	—	252,062	—	252,062
OTC Purchased Options	3,236	—	—	3,236
Centrally Cleared Purchased Options	1,871	—	—	1,871
OTC Purchased Options	128	—	—	128
Total Investments in Securities	$49,807	$3,636,373	$—	$3,686,180

Securities Sold Short, Not Yet Purchased	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock	$(65,350)	$—	$—	$(65,350)
U.S. Treasury Obligations	—	(24,384)	—	(24,384)
Corporate Obligation	—	(7,823)	—	(7,823)
Total Securities Sold Short, Not Yet Purchased	$(65,350)	$(32,207)	$—	$(97,557)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Written Swaptions	$—	$(17,288)	$—	$(17,288)
Futures Contracts*
Unrealized Appreciation	16,242	—	—	16,242
Unrealized Depreciation	(3,003)	—	—	(3,003)
Forward Contracts*
Unrealized Depreciation	—	(77)	—	(77)
OTC Swaps Credit Default Swaps*
Unrealized Depreciation	—	(399)	—	(399)
Centrally Cleared Swaps Interest Rate Swaps*
Unrealized Appreciation	—	747	—	747
Unrealized Depreciation	—	(2)	—	(2)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	8,468	—	8,468
Unrealized Depreciation	—	(5,240)	—	(5,240)
Reverse Repurchase Agreements	—	(61,852)	—	(61,852)
Total Other Financial Instruments	$13,239	$(75,643)	$—	$(62,404)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Consolidated Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

GLOSSARY

Currency Abbreviations	Portfolio Abbreviations
AUD — Australian Dollar	ADR — American Depositary Receipt
BRL — Brazilian Real	Cl — Class
CAD — Canadian Dollar	CLO — Collateralized Loan Obligation
CHF — Swiss Franc	ETF — Exchange-Traded Fund
CLP — Chilean Peso	EUR003M — 3 Months EURIBOR Rate
CNH — Chinese Yuan Offshore	EURIBOR — Euro London Interbank Offered
COP — Colombian Peso	Rate
EUR — Euro	FED FUNDS — Federal Funds Effective Rate
GBP — British Pound Sterling	G10 — Group of Ten
HKD — Hong Kong Dollar	H15T5Y — 5 Year US Treasury Yield Curve
IDR — Indonesian Rupiah	Constant Maturity Rate
INR — Indian Rupee	HIBOR — Hong Kong Interbank Offered Rate
JPY — Japanese Yen	IO — Interest Only
KRW — Korean Won	OTC — Over the Counter
NOK — Norwegian Krone	PIK — Payment-in-Kind
NZD — New Zealand Dollar	PPP — Purchasing Power Parity
PEN — Peruvian Sol	Ser — Series
PHP — Philippines Peso	SOFR — Secured Overnight Financing Rate
SEK — Swedish Krona	SOFR30A — Secured Overnight Financing Rate
USD — U.S. Dollar	30-Day Average
SONIA — Sterling Overnight Index Average
SONIA/N — Sterling Overnight Index Average index with a lookback period of 'N' days
TBA — To Be Announced
TSFR1M — 1 Month CME Term Secured
Overnight Financing Rate
TSFR3M — 3 Month CME Term Secured
Overnight Financing Rate

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)
Assets:
Investments, at Fair Value (Cost $3,650,817)	$3,686,180
Foreign Currency, at Fair Value (Cost $1,274)	1,303
OTC Swap Contracts, at Fair Value (Premiums Paid $287)	8,468
Cash	170,327
Cash Pledged as Collateral for Short Positions	35,200
Receivable for Investments Sold	17,764
Cash Pledged as Collateral for Swap Contracts	13,847
Variation Margin Receivable for Futures Contracts	13,102
Dividend and Interest Receivable	12,959
Cash Pledged as Collateral for Futures Contracts	11,359
Receivable for Capital Shares Sold	3,747
Variation Margin Receivable for Centrally Cleared Swap Contracts	195
Reclaim Receivable	2
Prepaid Expenses	21
Total Assets	3,974,474
Liabilities:
Payable for Investment Securities Purchased - TBA	$1,871,877
Payable for Investment Securities Purchased	282,395
Securities Sold Short, at Fair Value (Proceeds $99,350)	97,557
Reverse Repurchase Agreements	61,852
Written Swaptions, at Fair Value (Premiums Received $17,041)	17,288
OTC Swap Contracts, at Fair Value (Premiums Received $5,273)	10,625
Payable for Capital Shares Redeemed	1,997
Payable Due to Adviser	1,637
Interest Expense Payable on Reverse Repurchase Agreements	555
Interest Expense Payable on Securities Sold Short	273
Payable Due to Administrator	104
Unrealized Depreciation on Forward Foreign Currency Contracts	77
Variation Margin Payable for Futures Contracts	25
Distribution Fees Payable (Class A)	11
Other Accrued Expenses and Other Payables	783
Total Liabilities	2,347,056
Commitments and Contingencies†
Net Assets	$1,627,418

†	See Note 7 in the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES ($ Thousands) (1)
Net Assets Consist of:
Paid-in Capital	$1,594,774
Total Distributable Earnings	32,644
Net Assets	$1,627,418
Class A Shares:
Net Assets	$45,216
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	4,078,596
Net Asset Value, Offering and Redemption Price Per Share	$11.09	‡
Maximum Offering Price Per Share
($11.09/95.00%)	$11.67
Class I Shares:
Net Assets	$1,582,202
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	141,965,000
Net Asset Value, Offering and Redemption Price Per Share	$11.15	‡

(1)	Amounts shown In Thousands with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value, Offering and Redemption Price Per Share.
‡	Net Assets divided by Shares do not calculate to the stated NAV due to Net Assets and Shares being rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND FOR THE YEAR ENDED DECEMBER 31, 2025

CONSOLIDATED STATEMENT OF OPERATIONS ($ Thousands)
Investment Income:
Dividends	$924
Interest	80,687
Less: Foreign Taxes Withheld	(444)
Total Investment Income	81,167
Expenses:
Investment Advisory Fees	22,454
Administration Fees	1,244
Distribution Fees (Class A)	141
Trustees' Fees	35
Chief Compliance Officer Fees	6
Dividend and Interest Expense on Securities Sold Short	8,652
Transfer Agent Fees	1,874
Pricing Fees	308
Printing Fees	308
Legal Fees	287
Audit Fees	231
Custodian Fees	99
Registration and Filing Fees	92
Other Expenses	186
Total Expenses	35,917
Less:
Investment Advisory Fee Waiver	(641)
Recovery of Investment Advisory Fees Previously Waived	1,092
Net Expenses	36,368
Net Investment Income	44,799
Net Realized Gain (Loss) on:
Investments	102,233
Purchased Options and Swaptions	(32,516)
Written Options and Swaptions	(725)
Securities Sold Short	(4,325)
Futures Contracts	(19,890)
Swap Contracts	(17,436)
Foreign Currency Transactions	25
Forward Currency Exchange Contracts	(566)
Net Realized Gain	26,800
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,453)
Purchased Options and Swaptions	(15,798)
Written Options and Swaptions	18,547
Securities Sold Short	4,355
Futures Contracts	(5,362)
Swap Contracts	8,434
Foreign Currency Translation	(385)
Forward Currency Exchange Contracts	(424)
Net Change in Unrealized Appreciation	914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND FOR THE YEAR ENDED DECEMBER 31, 2025

CONSOLIDATED STATEMENT OF OPERATIONS ($ Thousands)
Net Realized and Unrealized Gain on Investments	27,714
Net Increase in Net Assets Resulting from Operations	$72,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net Investment Income	$44,799	$51,653
Net Realized Gain (Loss)	26,800	(16,241)
Net Change in Unrealized Appreciation	914	40,721
Net Increase in Net Assets Resulting from Operations	72,513	76,133
Distributions:
Class A Shares	(1,959)	(1,376)
Class I Shares	(64,217)	(46,699)
Total Distributions	(66,176)	(48,075)
Capital Share Transactions:
Class A Shares
Issued	20,239	32,788
Reinvestment of Dividends	1,875	1,336
Redeemed	(41,187)	(20,238)
Net Increase (Decrease) in Net Assets from Class A Share Transactions	(19,073)	13,886
Class I Shares
Issued	446,064	1,052,813
Reinvestment of Dividends	58,624	43,507
Redeemed	(860,838)	(623,551)
Net Increase (Decrease) in Net Assets from Class I Share Transactions	(356,150)	472,769
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(375,223)	486,655
Total Increase (Decrease) in Net Assets	(368,886)	514,713
Net Assets:
Beginning of Year	1,996,304	1,481,591
End of Year	$1,627,418	$1,996,304

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2025	2024
Share Transactions:
Class A Shares
Issued	1,810,698	2,952,212
Reinvestment of Distributions	169,502	120,662
Redeemed	(3,684,423)	(1,818,918)
Net Increase (Decrease) in Shares Outstanding from Class A Share Transactions	(1,704,223)	1,253,956
Share Transactions:
Class I Shares
Issued	39,619,942	94,230,884
Reinvestment of Distributions	5,271,908	3,909,060
Redeemed	(76,552,352)	(55,780,898)
Net Increase (Decrease) in Shares Outstanding from Class I Share Transactions	(31,660,502)	42,359,046

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class A Shares

	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021
Net Asset Value, Beginning of Year	$11.07		$10.86		$10.68		$10.78		$9.77
Income from Investment Operations:
Net Investment Income (Loss)**	0.28		0.32		0.38		0.19		(0.07)
Net Realized and Unrealized Gain	0.17		0.14		0.17		0.13		1.40
Total from Investment Operations	0.45		0.46		0.55		0.32		1.33

Dividends and Distributions:
Net Investment Income	(0.24)		(0.23)		(0.37)		(0.30)		(0.32)
Capital Gains	(0.19)		(0.02)		–		(0.12)		–
Total Dividends and Distributions	(0.43)		(0.25)		(0.37)		(0.42)		(0.32)
Net Asset Value, End of Year	$11.09		$11.07		$10.86		$10.68		$10.78

Total Return‡	4.06%		4.24%		5.16%		3.01%		13.62%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$45,216		$64,015		$49,176		$29,069		$7,891
Ratio of Expenses to Average Net Assets	2.27	%(1)	1.95	%(1)	1.94	%(1)	2.14	%(1)	2.17%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.24%		1.92%		1.96%		2.31%		3.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.50%		2.84%		3.46%		1.70%		(0.66)%
Portfolio Turnover Rate	636%		987%		768%		216%		183%

**	Per share data calculated using average shares method.
‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.
(1)	The Fund incurred dividend and interest expense on securities sold short and reverse repurchase agreements. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2025, December 31, 2024, December 31, 2023 and December 31, 2022 would have been 1.79%, 1.73%, 1.75% and 1.78%, respectively.

Amounts designated as “—“ are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021
Net Asset Value, Beginning of Year	$11.13		$10.91		$10.72		$10.82		$9.80
Income from Investment Operations:
Net Investment Income (Loss)**	0.28		0.32		0.39		0.18		(0.05)
Net Realized and Unrealized Gain	0.20		0.18		0.19		0.16		1.42
Total from Investment Operations	0.48		0.50		0.58		0.34		1.37

Dividends and Distributions:
Net Investment Income	(0.27)		(0.26)		(0.39)		(0.32)		(0.35)
Capital Gains	(0.19)		(0.02)		–		(0.12)		–
Total Dividends and Distributions	(0.46)		(0.28)		(0.39)		(0.44)		(0.35)
Net Asset Value, End of Year	$11.15		$11.13		$10.91		$10.72		$10.82

Total Return‡	4.31%		4.55%		5.44%		3.16%		13.96%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,582,202		$1,932,289		$1,432,415		$686,865		$155,191
Ratio of Expenses to Average Net Assets	2.02	%(1)	1.70	%(1)	1.69	%(1)	1.89	%(1)	1.94%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.99%		1.67%		1.71%		2.07%		3.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.49%		2.88%		3.52%		1.69%		(0.43)%
Portfolio Turnover Rate	636%		987%		768%		216%		183%

**	Per share data calculated using average shares method.
‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.
(1)	The Fund incurred dividend and interest expense on securities sold short and reverse repurchase agreements. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2025, December 31, 2024, December 31, 2023 and December 31, 2022 would have been 1.53%, 1.47%, 1.50% and 1.53%, respectively.

Amounts designated as “—“ are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 44 funds. The financial statements herein are those of the FS Multi-Strategy Alternatives Fund (the “Fund”). The Fund represents two classes of shares of beneficial interest of the Trust in a separate portfolio of securities and other assets with their own investment objective and policies. The Fund seeks to provide shareholders with positive absolute returns over a complete market cycle. The Fund is classified as a non-diversified, open-end management investment company registered under the 1940 Act. The financial statements of the remaining funds of the Trust are presented separately. The assets of the fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund commenced investment operations on May 16, 2017.

As of December 31, 2025, the Fund had one wholly-owned subsidiary, FS Alternatives Fund (Cayman) (the “Subsidiary”), through which the Fund may gain exposure to commodities. The audited consolidated financial statements include both the Fund’s accounts and the accounts of the Subsidiary. All intercompany balances have been eliminated in consolidation.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates —The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures (the "Fair Value Procedures") until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with the Fair Value Procedures established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Consolidated Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, swaptions contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Significant Event may relate to a single issuer or to an entire market sector. If FS Fund Advisor, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, it may request that a Committee meeting be called.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices determined by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

●	Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2025, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2025, the Fund did not have any unrecognized tax benefits or liabilities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2025, the Fund did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Consolidated Statement of Operations, if applicable, once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Consolidated Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period is presented on the Consolidated Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2025.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Futures Contracts — The Fund utilized futures contracts during the year ended December 31, 2025. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Bank of America, Goldman Sachs and Deutsche Bank. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts may be marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Consolidated Statement of Assets and Liabilities.

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps, interest rate swaps, equity swap contracts and credit default swaps. To the extent consistent with its investment objective and strategies, the Fund uses swap contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

The Fund may use credit default swaps to reduce risk where the Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. As of 31 December 2025, the Fund has entered into interest rate swap contracts as shown on the Consolidated Schedule of Investments.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Consolidated Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Consolidated Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. As of December 31, 2025, the Fund has entered into total return swap contracts as shown on the Consolidated Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Consolidated Statement of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

Options/Swaptions Written/Purchased — The Fund may purchase and write put and call options/swaptions on indices and enter into related closing transactions. To the extent consistent with its investment objective and strategies, the Fund uses options/swaptions for tactical hedging purposes as well as to enhance the Fund’s returns. Additionally, the Fund uses options/swaptions to create long or short equity exposure without investing directly in equity securities. A put option/swaption on a security gives the purchaser of the option/swaption the right to sell, and the writer of the option/swaption the obligation to buy, the underlying security at any time during the option/swaption period for American options/swaptions and only at the expiration date for European options/swaptions. A call option/swaption on a security gives the purchaser of the option/swaption the right to buy, and the writer of the option/swaption the obligation to sell, the underlying security at any time during the option/swaption period for American options and only at the expiration date for European options/swaptions. The premium paid to the writer is the consideration for undertaking the obligations under the option/swaption contract. The market value of an option/swaption generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Consolidated Statement of Operations. Risks associated with options/swaptions transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options/swaptions and the securities underlying them; (iii) there may not be a liquid secondary market for options/swaptions; and (iv) while a Fund will receive a premium when it writes covered call options/swaptions, it may not participate fully in a rise in the market value of the underlying security.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

The Fund held written/purchased options/swaptions contracts as of and during the year ended December 31, 2025.

Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the Consolidated Statement of Operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, the Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

The Fund held Reverse Repurchase Agreements as of and during the year ended December 31, 2025.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Consolidated Statement of Assets and Liabilities. The Fund maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Dividends and Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. All distributions are recorded on ex-dividend date.

Segment Reporting — The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of this standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio manager. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statement of Operations.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

The fair value of derivative instruments as of December 31, 2025, is as follows ($ Thousands):

Asset Derivatives				Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on futures contracts	$7,665	†	Unrealized depreciation on futures contracts	$89	†
	Unrealized appreciation on swap contracts	749	†	Unrealized depreciation on swap contracts	706	†
	Options and Swaptions purchased, at value	18,444		Options and Swaptions written, at value	17,288
Commodity Contracts	Unrealized appreciation on swap contracts	389	†	Unrealized depreciation on swap contracts	72	†
Equity Contracts	Unrealized appreciation on futures contracts	8,577	†	Unrealized depreciation on futures contracts	2,914	†
	Unrealized appreciation on swap contracts	4,700	†	Unrealized depreciation on swap contracts	4,012	†
	Options and Swaptions purchased, at value	3,364		Options and Swaptions written, at value	–
Credit Contracts	Unrealized appreciation on swap contracts	–		Unrealized depreciation on swap contracts	399	†
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	–		Unrealized depreciation on forward foreign currency contracts	77
	Unrealized appreciation on swap contracts	3,377	†	Unrealized depreciation on swap contracts	452	†
Total derivatives not accounted for as hedging instruments		$47,265			$26,009

†	Includes cumulative appreciation (depreciation) of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Market Value is reported within the Consolidated Statement of Assets and Liabilities for swap contracts that have paid premiums. Current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2025, was as follows:

The amount of realized gain (loss) on derivatives recognized in income ($ Thousands):

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options and Swaptions	Written Options and Swaptions	Total
Interest rate contracts	$(22,076)	$—	$(16,620)	$1,761	$(1,133)	$(38,068)
Foreign exchange contracts	—	(566)	9,326	—	—	8,760
Credit contracts	—	—	(1,541)	—	—	(1,541)
Equity contracts	2,186	—	(8,471)	(34,277)	408	(40,154)
Commodity contracts	—	—	(130)	—	—	(130)
Total	$(19,890)	$(566)	$(17,436)	$(32,516)	$(725)	$(71,133)

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($ Thousands):

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options and Swaptions	Written Options and Swaptions	Total
Interest rate contracts	$(9,921)	$—	$(3,189)	$(15,604)	$18,547	$(10,167)
Foreign exchange contracts	—	(424)	2,375	—	—	1,951
Credit contracts	—	—	(561)	—	—	(561)
Equity contracts	4,559	—	9,932	(194)	—	14,297
Commodity contracts	—	—	(123)	—	—	(123)
Total	$(5,362)	$(424)	$8,434	$(15,798)	$18,547	$5,397

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts, options and swaptions contracts activity during the year ended December 31, 2025.

For the year ended December 31, 2025, the average market value amount of forward foreign currency contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$3,786
Average Quarterly Market Value Balance Short	16,781

For the year ended December 31, 2025, the average market value amount of futures contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$54,041
Average Quarterly Market Value Balance Short	3,464,692

For the year ended December 31, 2025, the average market value amount of interest rate swap contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$1,080
Average Quarterly Market Value Balance Short	—

For the year ended December 31, 2025, the average market value amount of credit default swap contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$3,538
Average Quarterly Market Value Balance Short	—

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

For the year ended December 31, 2025, the average market value amount of total return swap contracts held by the Fund was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$1,094,226
Average Quarterly Market Value Balance Short	339,907

For the year ended December 31, 2025, the average market value amount of options contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$11,959
Average Quarterly Market Value Balance Short	1,304

For the year ended December 31, 2025, the average market value amount of swaptions contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$16,666
Average Quarterly Market Value Balance Short	17,005

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged by counterparty of the Fund as of December 31, 2025 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Forward	Purchased			Forward	Written
	Foreign	Options		Total	Foreign	Options		Reverse	Total		Collateral
	Currency	and	Swaps	Over the	Currency	and	Swaps	Repurchased	Over the	Net	(Received)	Net
	Contracts	Swaptions	Contracts	Counter	Contracts	Swaptions	Contracts	Agreements	Counter	Amount	Pledged	Exposures(1)
Bank of America	$-	$-	$435	$435	$-	$-	$535	$43,622	$44,157	$(43,722)	$5,180	$(38,542)
Barclays	-	-	1,468	1,468	-	-	473	-	473	995	-	995
BNP Paribas	-	-	122	122	-	-	190	-	190	(68)	68	-
Citigroup	-	-	-	-	-	-	-	1,597	1,597	(1,597)	-	(1,597)
Deutsche Bank	-	-	3,040	3,040	-	-	-	-	-	3,040	-	3,040
Goldman Sachs	-	-	2,974	2,974	-	-	1,541	-	1,541	1,433	-	1,433
JPMorgan Chase	-	-	-	-	-	-	1,103	16,633	17,736	(17,736)	-	(17,736)
Morgan Stanley	-	3,236	-	3,236	-	-	1,312	-	1,312	1,924	-	1,924
Nomura Securities International	-	16,701	217	16,918	-	17,288	-	-	17,288	(370)	370	-
Societe Generale	-	-	212	212	-	-	-	-	-	212	-	212
State Street	-	-	-	-	77	-	-	-	77	(77)	-	(77)
UBS	-	-	-	-	-	-	485	-	485	(485)	-	(485)
	$-	$19,937	$8,468	$28,405	$77	$17,288	$5,639	$61,852	$84,856	$(56,451)	$5,618	$(50,833)

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2025, the Fund accrued Administration fees of ($ Thousands) $1,244 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Pursuant to the Amended and Restated Distribution and Service Plan, the Fund’s Class A Shares bear 12b-1 fees at an annual rate of 0.25% of the average daily net assets of such Fund attributable to Class A Shares. Payments of the 12b-1 fee may be made without regard to expenses actually incurred. The Fund Class I shares are not subject to 12b-1 fees.

7. Investment Advisory Agreement and Investment Sub-Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund. The Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.25% of the Fund’s average daily net assets until April 30, 2026. Refer to waiver of investment advisory fees and reimbursement from Adviser on the Consolidated Statement of Operations for fees waived for the year ended December 31, 2025. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on April 30, 2026.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

For the year ended December 31, 2025, the Adviser recaptured previously waived fees of ($ Thousands) $468.

The following table describes the amounts accrued pursuant to the Expense Limitation Agreement that Future Standard has agreed to pay for the year ended December 31, 2025. These amounts may be subject to conditional repayment by the Fund as described below ($ Thousands).

Expiring Years Ended December 31
2026	2027	2028
$354	$—	$641

The Fund seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of the Fund among a number of (i) asset managers (the “Underlying Managers”) that directly manage a portion of the Fund assets in alternative investment strategies, and (ii) alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the “beta” portion — or market-related portion — of the returns of particular investment strategies (“Alternative Beta Strategies”). The Underlying Managers each serve as sub-advisers to the Fund. The Alternative Beta Providers provide the Fund with exposure to Alternative Investment Strategies but are not sub-advisers to the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

The Adviser engages the following entities as Underlying Managers to provide investment management services to the Fund: MidOcean Credit Fund Management, L.P., Magnetar Asset Management LLC, Mariner Investment Group LLC, and Waterfall Asset Management, LLC.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended December 31, 2025, were as follows ($ Thousands):

Purchases
U.S. Government	$20,357,344
Other	1,186,145
Sales
U.S. Government	$20,218,832
Other	969,624

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to Distributable Earnings/(Loss) and Paid-in Capital, as appropriate, in the period that the differences arise.

As of December 31, 2025, the permanent differences charged or credited to distributable earnings (loss) and paid-in capital are primarily attributable to investments in wholly-owned controlled foreign corporations, were as follows ($ Thousands):

Distributable Earnings	Paid-in Capital
$3,865	$(3,865)

The tax character of distributions declared during the years ended December 31, 2025 and 2024, were as follows ($ Thousands):

	Ordinary Income	Long-Term Capital Gain	Total
2025	$51,309	$14,867	$66,176
2024	41,952	6,123	48,075

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows ($ Thousands):

Undistributed Ordinary Income	$7,718
Undistributed Long-Term Capital Gain	8,955
Other Temporary Differences	(10,127)
Unrealized Appreciation (Depreciation)	26,098
Total Distributable Earnings (Accumulated Losses)	$32,644

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales, GAAP amortization adjustment, perpetual bonds, constructive sales gain adjustments, and Section 305(c) basis adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2025, were as follows ($ Thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,660,507	$59,713	$(33,615)	$26,098

The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

10. Concentration of Risks:

Unless otherwise specified, references below to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy (i.e., a strategy that offers a Fund exposure to the “beta” portion -- or market-related portion -- of the returns of particular investment strategies).

Derivatives Risk — The Fund may invest in Financial Instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the Financial Instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of Financial Instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial Instruments used for hedging purposes may not hedge risks as expected, and Financial Instruments used for non-hedging purposes may not provide the anticipated investment exposure. Financial Instruments may be highly illiquid, and the Fund may not be able to close out or sell a Financial Instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial Instruments also may be subject to interest rate risk, currency risk and counterparty risk.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Equity Risk — The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.

Market Risk — Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser or Wilshire. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Credit/Default Risk — An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

Foreign Investments and Emerging Markets Risk — The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Multi-Manager and Allocation Risk — The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability, based on recommendations from Wilshire, to select Underlying Managers, Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets, based on recommendations from Wilshire, to those Underlying Managers and Alternative Beta Providers. The Fund’s Underlying

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Managers and/or Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund. In addition, some Underlying Managers may have little or no experience managing assets for an open-end fund, which is different from the hedge funds and similar vehicles with which most Underlying Managers have expertise. Mutual funds, unlike hedge funds (with which the Underlying Managers are experienced), are subject to daily inflows and outflows of securities and cash and are subject to certain legal and tax-related restrictions on their investments and operations, including, for example, restrictions on illiquid investments and leverage. Accordingly, an Underlying Manager may not be able to achieve the level of returns for the Fund that the Underlying Manager would be able to achieve if it were managing the same strategy in a hedge fund or similar investment vehicle.

Loans and Other Direct Indebtedness Risk — Investments in loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding loans and loans may be difficult to value. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a loan. Loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.

Commodities Risk — To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Currency Risk — The Fund’s returns may be adversely impacted by changes in currency exchange rates.

Structured Products and Structured Notes Risk — A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique.

Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

Fixed Income Risk — The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Mortgage-Backed and Other Asset-Backed Securities Risk — MBS and other ABS are subject to Credit/Default Risk, Interest Rate Risk, and Prepayment Risk, which are discussed elsewhere in this “Principal Risks” section, as well as the risk of declining values of underlying collateral assets. Small movements in interest rates may dramatically affect the value of certain mortgage- and asset-backed securities. The following provides additional information on certain of these and other risks associated with investments in MBS and ABS.

General MBS Risk. MBS may experience significantly greater price and yield volatility than traditional debt securities. In some cases, price and yield volatility in MBS can be substantial, including the potential for a complete loss of expected future cashflow based on the prepayment behavior of underlying borrowers. The price and yield sensitivity of IO and principal-only securities may be much greater than that of the underlying pass-through security with respect to unanticipated changes in prepayments, interest rates and other factors.

Prepayment rates for underlying borrowers are a key determinant of the cash flow behavior of MBS generally, and for IO bonds in particular, and are influenced by changes in current interest rates and a variety of other factors including but not limited to economic, geographic, social, and other factors, which cannot be predicted with certainty. Both adjustable-rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lower rate of principal prepayments in an increasing interest rate environment. Changes in prepayment behavior of underlying borrowers is often to the detriment of MBS. Prepayment volatility is an important risk factor for holders of MBS, and may materially impact the performance of the Fund including the potential for a complete loss of expected future cashflows on IO investments.

Agency MBS Risk. Agency MBS are subject to all risks generally applicable to MBS, but protection from credit losses is generally subject to a guarantee from the issuing or guaranteeing U.S. government agency. There is no guarantee that such credit support will exist in the future. Further, this guarantee is not intended to protect against non-credit related investment losses, including but not limited to the impact of loan prepayment behavior, interest rate movements, reduction in interest proceeds, changes in the timing of principal repayment and other factors not explicitly related to a credit loss. No agency guarantee should be viewed as a complete protection against capital depreciation.

Non-Agency Residential MBS/Commercial MBS/ABS (“Non-Agency Assets”) Risk. Non-Agency Assets are not issued by U.S. government agencies or instrumentalities, but by private entities such as banks, savings and loans, mortgage bankers, securitization vehicles and other nongovernmental issuers, and are not guaranteed by the U.S. government or any agency. Accordingly, Non-Agency Assets are subject to heightened risk of loss, including but not limited to the loss of principal or credit risk.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Event-Driven Trading Risk — The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Convertible Securities Risk — If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Swap Agreements Risk — In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Prepayment Risk — The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.

Model and Technology Risk — The Adviser, Underlying Managers, and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Arbitrage Strategies Risk — The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

The Fund may also employ convertible arbitrage investing strategies, which involve investing in convertible securities that appear incorrectly valued relative to their theoretical value. Convertible arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss. The success of convertible arbitrage investing activities will depend on the Adviser’s and/or an Underlying Manager’s ability to identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the Adviser and/or an Underlying Manager will be able to locate investment opportunities or to correctly exploit price discrepancies.

High Portfolio Turnover Risk — Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Volatility Risk — The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Counterparty Risk — The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk) — To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid-cap capitalization stocks may be more volatile and more affected by sector or market events than larger-capitalization stocks.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Short Sales Risk — A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Hedging Transactions Risk — The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non-traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Risks also exist that Underlying Managers may fail to fully adhere to stated or agreed-upon investment strategies and goals. An Underlying Manager may make certain changes to the strategies that the manager has previously used, may not use such strategies at all, may use additional strategies or may lose a license permitting the use of a proprietary model. Such changes may not be fully disclosed to the Fund’s Board of Trustees or the Adviser. As a result, the Fund’s portfolio could correlate with broader securities markets more closely than anticipated, or may otherwise fail to achieve desired performance.

Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non-traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.

Rule 144A and Other Exempted Securities Risk — The Fund may invest in privately placed and other securities or instruments exempt from Securities and Exchange Commission (“SEC”) registration (collectively “private placements”), subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

In addition, the Fund may seek exposure to Regulation S Securities through investment in one or more Subsidiaries. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. Regulation S Securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S Securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

Valuation Risk — The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Leverage Risk — Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, Financial Instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested or the margin it supplies to its counterparty on the instrument. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.

Cyber Security and Operational Risk — The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.

Issuer Risk — An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Regulatory Risk — Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

Tax Risk — To comply with its asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to RICs. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC.

The tax treatment of certain commodity investments and derivative instruments in which the Fund may invest may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could cause the Fund to become subject to federal income tax, thereby diminishing the returns for shareholders.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the fund’s investment at $1.00 per share.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Custody Risk — The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Subsidiary Risk — By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Non-U.S. Government Securities Risk — Foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Real Estate-Related Investment Risk — Investments in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. U.S. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Code. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Highly Leveraged Transactions Risk — The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Non-Diversification Risk — The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Activist Strategies Risk — The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.

Exchange-Traded Product Risk — The Fund may invest in long (or short) positions in ETFs, ETVs and ETNs (collectively with ETFs and ETVs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Limited Capacity Risk — Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.

Preferred Stock Risk — Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

U.S. Government Securities Risk — The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Contracts for Differences Risk — As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. Adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract may be reduced. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund’s financial risk.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Unregistered Fund Risk — Unlike the Fund, unregistered funds are not subject to the investor protections provided under the 1940 Act. Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund’s performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund’s expenses.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

As part of the Fund’s investments in unregistered funds, the Fund may invest in limited partnership interests. There may be fewer protections afforded to investors in a limited partnership than investors in a corporation. In addition, limited partnerships may be subject to state taxation in certain jurisdictions which may reduce the amount of income paid by the limited partnership to its investors. In addition, investments in limited partnerships may be illiquid and may not have daily pricing information available for their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

Warrants and Rights Risk — Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

11. Concentration of Shareholders:

At December 31, 2025, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Class A	2	76%
Class I	4	67%

12. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

13. Recent Accounting Pronouncement:

In this reporting period, the Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FS Multi-Strategy Alternatives Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Multi-Strategy Alternatives Fund (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2025, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund III) at December 31, 2025, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more Future Standard investment companies since 2013.

Philadelphia, Pennsylvania

February 27, 2026

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2025 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2025 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended December 31, 2025, the Fund is designating the following items with regard to distributions paid during the year:

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)	Qualifying Business Income (6)
0.00%	22.47%	77.53%	100.00%	1.59%	1.59%	1.46%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025 (Unaudited)

OTHER INFORMATION (FORM N-CSR ITEMS 8-11)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement(s) of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements (the “Agreements”) must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 10–11, 2025 to decide whether to renew the following Agreements for additional one-year terms:

●	the advisory agreement between FS Fund Advisor, LLC (the “Adviser”) and the Trust, on behalf of the Fund; and

●	the sub-advisory agreements between the Adviser and the following sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Fund:

°	Wilshire Advisors LLC

°	MidOcean Credit Fund Management, L.P.

°	Mariner Investment Group, LLC

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025 (Unaudited)

°	Waterfall Asset Management, LLC

°	Magnetar Asset Management LLC

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fees paid to the Adviser and the Sub-Advisers and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s and the Sub-Advisers’ profitability from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (vii) the Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s and the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Fund, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Fund and the Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025 (Unaudited)

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Advisers to the Fund, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Fund. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were available to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Advisers to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Advisers in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Advisers had been able to achieve for the Fund were sufficient to support renewal of the Agreements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025 (Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Fund to the Adviser and the Sub-Advisers, as well as the fees payable by the Adviser to the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees also considered that the Adviser, not the Fund, paid the Sub-Advisers pursuant to the sub-advisory agreements and that the fees payable to the Sub-Advisers reflected arms-length negotiations between the Adviser and the Sub-Advisers. The Trustees evaluated both the fee under the sub-advisory agreements and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Advisers from their relationships with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Advisers with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s and the Sub-Advisers’ commitment to managing the Fund and the Adviser’s willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s and Sub-Advisers’ views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Advisers with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2025 (Unaudited)

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Future Standard

P.O. Box 588

Portland, ME 04112

1-877-924-4766

Adviser:

FS Fund Advisor, LLC

3025 JFK Boulevard

Philadelphia, PA 19104

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-002-0400

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Change in Registrant's Independent Public Accountant attached hereto.

(a)(5)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		The Advisors’ Inner Circle Fund III

By	(Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date:	March 6, 2026

By	(Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date:	March 6, 2026